UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aeries Technology, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF

AERIES TECHNOLOGY, INC.

To Be Held on March 27, 2025

This Annual General Meeting (the “Annual Meeting,” or the “2025 Annual Meeting”) of Aeries Technology, Inc., a Cayman Islands exempted company (the “Company”), is scheduled to be held on March 27, 2025, at 9:00 a.m. Eastern Time both virtually via the internet and in person at the offices of Norton Rose Fulbright, located at 1301 6th Ave, New York, NY 10019, United States.

The Annual Meeting will also be held virtually via live audio-only webcast at https://www.cstproxy.com/aeriestechnology/2025, but the physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”). If you attend the Annual Meeting virtually, you will be able to vote your ordinary shares electronically by Internet and submit questions online during the meeting by logging in to the website specified above using the control number provided directly by Continental Stock Transfer & Trust Company (“Continental”) if you are a shareholder of record as described in the “Questions and Answers About Our Annual Meeting” (the “Q & A”) section under “If I am a shareholder of record, how do I vote my shares?” below, or if you hold shares through a broker, by following the instructions to obtain a legal proxy and submitting it to Continental for a control number as outlined in the Q & A under “How do I register to attend the Annual Meeting virtually?”.

The purposes of the Annual Meeting are:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

2. Amendment to Equity Incentive Plan Proposal. To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the accompanying proxy statement, be approved;

3. Auditor Selection Proposal. To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects;

4. Articles Amendment Proposal. To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the accompanying proxy statement, be approved.

In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of the Annual Meeting.

We have established 5:00 p.m., Eastern Time on January 29, 2025 as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of ordinary shares as of the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend and vote at the Annual Meeting, and any person giving a proxy has the right to revoke it at any time before it is exercised. Each shareholder may appoint only one proxy holder or representative to attend the meeting on their behalf.

Our Board unanimously recommends that you vote FOR each of the resolutions included in the proxy as set out below:

Resolution No.	Resolution	Board Vote Recommendation
1

To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

For each nominee

2	To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the accompanying proxy statement, be approved.	For

3	To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects.	For

4	To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the accompanying proxy statement, be approved.	For

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of shareholders to be held by means of remote communication under the Articles or Cayman Islands law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 9:00 a.m. Eastern Time on the date specified above at the offices of Norton Rose Fulbright, located at 1301 6th Ave, New York, NY 10019, United States solely for the purpose of adjourning the meeting to reconvene at a date, time and physical and virtual locations announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at https://www.cstproxy.com/aeriestechnology/2025 and in the Investor Relations section of our website at https://ir.aeriestechnology.com.

Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail or email or that are provided via the Internet or by your broker.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Raman Kumar

Raman Kumar

Chairman

February 14, 2025

Important notice regarding the availability of proxy materials for the Annual Meeting:
The proxy statement and the financial and other information contained in our annual report are available on the Internet and may be viewed at https://www.cstproxy.com/aeriestechnology/2025 and https://ir.aeriestechnology.com.

i

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF AERIES TECHNOLOGY, INC.

INTRODUCTION

This proxy statement and the accompanying proxy materials are being furnished in connection with the solicitation by the board of directors (the “Board”) of Aeries Technology, Inc., a Cayman Islands exempted company (the “Company” or “Aeries”), of proxies for use at its Annual General Meeting (the “Annual Meeting” or the “meeting”) scheduled to be held at 9:00 a.m. Eastern Time, on March 27, 2025 at the offices of Norton Rose Fulbright, located at 1301 6th Ave, New York, NY 10019, United States and virtually via the Internet at https://www.cstproxy.com/aeriestechnology/2025. The physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”).

Beginning on or about February 14, 2025, we will send to our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) with instructions on how to access our proxy materials over the Internet and how to vote. The Notice contains instructions on how to access the proxy statement, our fiscal 2024 Annual Report and the form of proxy card on the Internet, as well as instructions on how to request a paper copy of the proxy materials.

INFORMATION REGARDING THE ANNUAL MEETING

General

This proxy statement contains information about the meeting and was prepared by our management at the direction of our Board. Our Board supports each resolution for which your vote is solicited.

Our Board asks you to appoint Daniel S. Webb, our Chief Financial Officer and Chief Investment Officer, and Venu Raman Kumar, our Chairman of the Board, or any of them, as your proxy holders to vote your shares at the meeting. You may make this appointment by properly completing the proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.

Our principal executive offices are located at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. Our telephone number is (919) 228-6404.

Record Date and Shares Outstanding

The record date for the Annual Meeting has been set as 5:00 p.m. Eastern Time on January 29, 2025 (the “Record Date”). Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 44,557,996 class A ordinary shares, par value $0.0001 per share value and one Class V ordinary share, par value $0.0001 per share value (each, an “ordinary share” or “share”), issued and outstanding. In accordance with our Articles, each ordinary share is entitled to one vote on each of the proposals to be voted on at the meeting. Notwithstanding, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director. Shares held as of the Record Date include ordinary shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we refer to the fiscal year ending March 31, 2025 as fiscal 2025, the fiscal year ended March 31, 2024 as fiscal 2024, and the fiscal year ending March 31, 2023 as fiscal 2023.

No Dissenters’ Rights

Shareholders of the Company have no rights of appraisal or similar rights of dissenters with respect to any proposal to be voted upon in this proxy statement.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q: Why am I receiving these proxy materials?

A: We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting to be held at 9:00 a.m. Eastern Time on March 27, 2025. These materials were first sent or given to shareholders on or about February 14, 2025. You are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?

A: These proxy materials include:

●	The notice of the Annual Meeting;

●	Our proxy statement for the Annual Meeting; and

●	Our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2024.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Q: What resolutions will be considered at the meeting?

A: The specific resolutions to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice of the Annual Meeting and include:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

2. Amendment to Equity Incentive Plan Proposal. To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the proxy statement, be approved;

3. Auditor Selection Proposal. To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects;

4. Articles Amendment Proposal. To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the proxy statement, be approved;

If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

Q: How does our Board recommend that I vote on the resolutions?

A: At the Annual Meeting, our Board unanimously recommends our shareholders vote:

1. Director Appointment Proposal. To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

2. Amendment to Equity Incentive Plan Proposal. To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the proxy statement, be approved;

3. Auditor Selection Proposal. To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects;

4. Articles Amendment Proposal. To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the proxy statement, be approved.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

A: The SEC has adopted rules to allow companies to post proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to shareholders. We have elected to provide access to our proxy materials primarily over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our shareholders of record. If your shares are held in “street name,” your bank or brokerage firm will provide the Notice. All shareholders receiving the Notice will have the ability to access the proxy materials over the Internet and request a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis. The Notice also instructs you how to submit your proxy electronically over the Internet or by mail.

Q: How can I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

●	View the proxy materials for the Annual Meeting on the Internet, and

●	Instruct us to send future proxy materials to you by email.

Our proxy materials are available at https://www.cstproxy.com/aeriestechnology/2025 and are also available on the Investor Relations section of our website at https://ir.aeriestechnology.com. None of the materials on or accessible through our website other than the proxy materials are part of this proxy statement or incorporated by reference herein.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Who can vote?

A: The Record Date for the Annual Meeting has been set as 5:00 p.m. Eastern Time on January 29, 2025. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 44,557,996 class A ordinary shares and one Class V ordinary share issued and outstanding. Each ordinary share is entitled to one vote on each director nominee and on each of the other resolutions to be voted on at the meeting. Notwithstanding, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director. Shares held as of the Record Date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q: What should I do now to vote?

A: You may vote your shares either by voting online or in person at the meeting or by submitting a completed proxy via the Internet or mail before the meeting. After carefully reading and considering the information contained in this proxy statement, please follow the instructions as summarized below, depending on whether you hold shares directly in your name as shareholder of record or you are the beneficial owner of shares held through a broker, bank or other nominee. Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.

Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?

A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and the Notice will, subject to the terms made between you and the shareholder of record, be forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. Your bank, broker or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank, broker or other nominee provides you. Many banks and brokerage firms also offer the option of submitting voting instructions over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on a voting instruction form.

If your shares are held in “street name,” your voting instruction form that you receive from your bank, broker or other nominee provides a link where you may vote those shares. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

Q: If I am a shareholder of record, how do I vote my shares?

A: If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “Transfer Agent” or “Continental”), you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you.

There are four ways to vote:

During the Annual Meeting

●	In Person. You may vote in-person at the Annual Meeting.

●	Virtually. You may attend the Annual Meeting virtually and vote using the virtual meeting platform.

In advance of the Annual Meeting

●	Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice (which must be submitted by the deadline in the Notice).

●	By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided (which must be received before votes are cast at the Annual Meeting).

Please be aware that if you issue a proxy or give voting instructions via the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Q: What happens if I do not cast a vote?

A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Beneficial owners - If you hold your shares in “street name,” it is critical that you instruct your broker, bank or other nominee to cast your votes if you want them to count in the various proposals. The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting but with respect to which such broker, bank or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on non-routine matters and accordingly may not vote on such matters absent instructions from you as the beneficial holder.

We believe that the Auditor Selection Proposal is considered a routine matter for which brokerage firms may vote uninstructed shares, whereas the other proposals at the Annual Meeting are considered non-routine.

Shareholders of record - If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and, as the proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. A shareholder may also abstain from voting on any proposal. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter.

Q: How are votes counted?

A: Each share held by a shareholder as of the Record Date is entitled to one vote. There is no cumulative voting in the appointment of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum and the validity of proxies and ballots, and certify the results of the voting.

Q: How can I change or revoke my proxy after I have submitted it?

A: If you are a shareholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by (1) Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), or by (2) signing and returning a new proxy card with a later date. Shareholders of record may also change or revoke their proxies by attending the Annual Meeting and voting in person or virtually and voting using the virtual platform. If you are a beneficial owner and submitted voting instructions to your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee on how to change your vote.

Q: What if other matters come up at the meeting?

A: The matters described in this proxy statement are the only matters that we know of that will be voted on at the meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: Can I attend the Annual Meeting?

A: The Annual Meeting will be held in person at the offices of Norton Rose Fulbright, located at 1301 6th Ave, New York, NY 10019, United States and virtually via live audio-only webcast, and we kindly request that you do not attend physically in person. We have structured the Annual Meeting to provide substantially the same rights that shareholders would have at an in-person meeting. If you are a shareholder of record or a beneficial owner who has properly registered to attend the Annual Meeting pursuant to the instructions under “Q: How do I register to attend the Annual Meeting virtually?”, you will be able to vote your ordinary shares electronically via the Internet and submit questions online during the meeting by logging in to https://www.cstproxy.com/aeriestechnology/2025 using the unique control number included on your proxy card or voting instruction form.

If you choose to attend the meeting in person, please arrive at least a half hour prior to the start of the Annual Meeting. Please be prepared to show government identification upon arrival.

You are entitled to participate in the Annual Meeting only if you were a shareholder at 5:00 p.m. Eastern Time on the Record Date.

Q: How do I register to attend the Annual Meeting virtually?

A: If you are a registered shareholder (i.e., you hold your shares through our Transfer Agent), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet or in person by submitting proof of your proxy power (“legal proxy”) reflecting your Company holdings along with your name and email address to Continental. Requests for registration must be labeled as “Legal Proxy” and be received no later than 9:00 a.m., Eastern Time, on March 24, 2025 (three business days in advance of the meeting). You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker or other nominee, or attach an image of your legal proxy, to proxy@continentalstock.com.

By mail

Continental Stock Transfer & Trust Company
Aeries Technology, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q: How can I submit a question at the Annual Meeting?

A: If you wish to submit a question during the Annual Meeting, you may visit https://www.cstproxy.com/aeriestechnology/2025 and enter your question(s). We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will try to respond to all appropriate questions during the meeting, as time permits.

If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, we provide an opportunity for shareholders to contact us separately after the Annual Meeting by emailing IR@aeriestechnology.com.

Q: What quorum is required for action at the meeting?

A: The presence of a majority of the shares outstanding and entitled to vote at the meeting, present or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the Annual Meeting, the meeting will stand adjourned as may be determined by our Board in accordance with the Articles to permit the further solicitation of proxies.

Q: What does it mean if I receive more than one Notice or email about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A: If you receive more than one Notice, more than one email or more than one paper copy of the proxy materials, it means that you have shares held in multiple accounts with your brokers or the Transfer Agent. Please vote all of these shares. For all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and email that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or emails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.

Q: What is the contact information for our Transfer Agent?

A: Contact information for our Transfer Agent is as follows:

Continental Stock Transfer & Trust Company
Toll Free: 800-509-5586	150 Royall St, Suite 101
Local & International	Canton, MA 02021
Hours: 8 a.m. - 8 p.m. ET Monday to Friday	Email: proxy@continentalstock.com

Q: Who is making and paying for this proxy solicitation?

A: This proxy is solicited on behalf of our Board. We will pay the cost of distributing this proxy statement and related materials as well as the cost of soliciting proxies. We will also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. In addition, to the extent necessary to ensure sufficient representation at the meeting, we may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: How can I find out the results of the voting at the Annual Meeting?

A: We plan to announce preliminary voting results at the meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Q: Who should I call if I have questions about the Annual Meeting?

A: You should contact the following:

Daniel Webb

Chief Financial Officer

Aeries Technology, Inc.

60 Paya Lebar Road, #08-13

Paya Lebar Square

Singapore 409051

Email: Daniel@aeriestechnology.com

RESOLUTION NO. 1

APPOINTMENT OF THREE DIRECTORS

Class I Director Nominees

Our Board is currently comprised of seven directors, who are divided into three staggered classes, designated as Class I, Class II and Class III, with the term of the Class I directors expiring at the first annual meeting of shareholders following November 6, 2023, the term of the Class II directors expiring at the second annual meeting of shareholders following November 6, 2023, and the term of the Class III directors expiring at the third annual meeting of shareholders following Class II directors. Class I directors consist of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro; Class II directors consist of Ramesh Venkataraman and Bhisham (Ajay) Khare; and Class III directors consist of Venu Raman Kumar and Sudhir Appukuttan Panikassery.

Our Articles currently provide that at each annual general meeting of shareholders, a class of directors will be appointed for a three-year term to succeed the class of directors whose terms are then expiring. Subject to shareholder approval of the Articles Amendment Proposal at the Annual Meeting, our Board has approved the Second Amended and Restated Memorandum and Articles of Association, which will provide that, after their initial term expires, each class of directors, including the Class I directors, will be appointed for a one-year term.

After discussing with each director their interest in continuing to serve as directors of the Company, the nominating and corporate governance committee of our Board has recommended, and our Board has nominated, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro for appointment as Class I directors at the Annual Meeting to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their earlier death, resignation or removal. All of our Class I director nominees are currently directors. If the Articles Amendment Proposal is approved, any new nominees appointed as Class I directors after this Annual Meeting will stand for appointment at the next annual general meeting, if nominated.

Biographical information for each of the Class I director nominees may be found immediately following this proposal. We have been advised that each of our Class I director nominees is willing to be named as such herein, and each of the Class I director nominees is willing to serve as a director if appointed. However, if one or more of the Class I director nominees should be unable or, for good cause, unwilling to serve as a director, the proxy holders may vote for a substitute nominee recommended by the nominating and corporate governance committee and approved by our Board or the Board may reduce its size.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; and

c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of each such nominee. Assuming the presence of a quorum, our Articles require that, in an uncontested appointment (such as the Annual Meeting), a director nominee will be appointed only if such director nominee receives the approval of an ordinary resolution, which requires the affirmative vote of the holders holding a simple majority of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting with respect to their appointment (that is, the number of votes cast “for” that nominee exceeds the number of votes withheld from that nominee) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. Notwithstanding the above, the class V ordinary share has such number of votes representing 51.0% of all votes attached to the total issued and outstanding class A ordinary shares and the class V ordinary share, voting together as a class, for the appointment of a director.

OUR EXECUTIVE OFFICERS, BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Name	Age(1)	Position(s)	Class	Director Since
Director Nominees:
Alok Kochhar	67	Independent Director	I	November 2023
Biswajit Dasgupta	58	Independent Director	I	November 2023
Nina B. Shapiro	76	Independent Director	I	November 2023
Continuing Directors and Officers:
Venu Raman Kumar	63	Chairman of the Board	III	November 2023
Sudhir Appukuttan Panikassery	56	Vice Chairman of the Board	III	November 2023
Bhisham (Ajay) Khare	48	Chief Executive Officer and Director	II	February 2025
Ramesh Venkataraman	58	Independent Director	II	November 2023
Daniel S. Webb	40	Chief Financial Officer and Chief Investment Officer
Unnikrishnan (Unni) Balakrishnan Nambiar	57	Chief Technology Officer

(1)	The age of each executive officer, director nominee and continuing director is provided as of the Record Date.

Biographical Information Concerning the Class I Director Nominees

Alok Kochhar has served as a director of Aeries since the consummation of the de-SPAC business combination (the “Business Combination”) in November 2023. Mr. Kochhar brings with him his long-standing financial experience. He had a long career spanning over three decades with Bank of America, wherein he developed holistic knowledge of financial environments, regulatory frameworks, and market challenges across the region. Mr. Kochhar today is a senior advisor at Boston Consulting Group and continues to advise, guide and mentor several technology and financial services organizations. Mr. Kochhar holds an MBA from the Indian Institute of Management, Ahmedabad and a degree in chemical engineering from the Indian Institute of Technology, Delhi.

Mr. Kochhar’s extensive financial expertise, combined with his deep understanding of financial and consulting domains, qualify him to serve on our Board.

Biswajit Dasgupta has served as a director of Aeries since the consummation of the Business Combination in November 2023. Mr. Dasgupta is a partner at JRC Corporate Consulting and Senior Advisor at Arthur D. Little. Mr. Dasgupta served as the Chief Investment Officer and Head of Global Markets at Emirates Investment Bank, a Board Director of EIB Enhanced Liquidity Fund, Executive Director of Treasury at Abu Dhabi Investment Company. He has an extensive experience in treasury, institutional banking, corporate banking, investment sales, product development and debt capital markets. Mr. Dasgupta is a chartered accountant from India and a received a Bachelor of Commerce from Sri Ram College of Commerce. He also holds certifications in Fintech from Harvard University and Financial Markets from ACI FMA.

Mr. Dasgupta’s extensive experience in consulting, investment and finance qualifies him to serve on our Board.

Nina B. Shapiro has served as a director of Aeries since the consummation of the Business Combination in November 2023. Ms. Shapiro has over 30 years of international experience in project finance and business development. She held senior leadership and operating positions at the World Bank and its private sector arm, the International Finance Corporation (“IFC”), including as the World Bank Director of the Project Finance and Guarantee Department, and as VP Finance and Treasurer of the IFC. In these roles, she worked extensively with senior government and banking officials and with the private sector to develop major infrastructure, financial and manufacturing projects, as well as to open domestic capital markets such as China, Brazil and the UAE. Since retiring from the World Bank in 2011, Ms. Shapiro has taken on a full-time role as a corporate and advisory board member. Ms. Shapiro holds a bachelor’s degree from Smith College and a Master of Business Administration from Harvard Business School.

Ms. Shapiro’s extensive experience in project finance and business development, along with her leadership roles in international financial organizations, qualify her to serve on our Board.

Biographical Information Concerning Our Other Directors and Executive Officers

Venu Raman Kumar has served as non-executive Chairman of the Board of Aeries since the consummation of the Business Combination in November 2023, and of Aeries Technology Group Business Accelerators Private Limited (“ATG”) since co-founding ATG in 2012. Mr. Kumar is a successful tech entrepreneur and private equity investor. He is the founder and former Vice Chairman and Chief Executive Officer of M*Modal Inc., a leading voice recognition, healthcare document technology company that he developed from a start-up until it was sold to One Equity Partners in 2012.

Since then, he has actively invested in several ventures across India, Middle East and USA. He is also a limited partner in three large international private equity funds. He is on the board of THub, one of India’s most successful tech incubators and accelerators. Mr. Kumar was the winner of the Ernst and Young’s Entrepreneur of the Year 2007 award for Maryland, USA, and was also honored with Maryland International Leadership Award by the World Trade Centre Institute in the same year. He was appointed as Chairman of Global Entrepreneur Network India at the Global Entrepreneurs Summit in 2017.

In addition to serving as the non-executive Chairman of Aeries, Mr. Kumar’s latest venture, CASHe, is a fin-tech platform lending to millennials in India using AI, big data analytics and blockchain technology.

We believe that Mr. Kumar’s extensive experience as a successful tech entrepreneur and private equity investor, along with his active leadership roles in various ventures and prestigious organizations globally, qualify him to serve as our Chairman of the Board.

Sudhir Appukuttan Panikassery has served as non-executive Vice Chairman of the Board of Aeries since February 2025 and a director of Aeries since the consummation of the Business Combination in November 2023. Mr. Panikassery served as the Chief Executive Officer of Aeries from the consummation of the Business Combination until February 2025 and as the Chief Executive Officer of ATG from its co-founding in 2012 until February 2025.

Prior to joining ATG, Mr. Panikassery was the global controller of CBay Systems (later M*Modal Inc.). He played an instrumental role in some of the key acquisitions such as MedQuist, Spheris and Multimodal. He also assisted with planning and executing the integration and synergy realizing strategies. Prior to that, he was a senior partner at one of India’s oldest accounting firms where he specialized in audit, mergers and acquisitions, advisory services and corporate structuring for large clients in technology, business process outsourcing, banking and financial services. He was also responsible for setting up new practice areas.

In March 2021, Mr. Panikassery successfully led and closed an acquisition of a carve-out from Nuance Communications Inc. (now renamed as DeliverHealth Solutions (DHS)) which is a world leading healthcare outsourcing services and platform business.

Mr. Panikassery is a member of the Managing Committee of ASSOCHAM, India’s oldest Chamber of Commerce, and Co-Chairman of its National Council for Business Facilitation and Global Competitiveness.

We believe that Mr. Panikassery’s extensive experience as a seasoned executive and entrepreneur, including his leadership in building and scaling ATG, his expertise in mergers and acquisitions, and his active role in prominent industry organizations, qualify him to serve as our Vice Chairman of the Board.

Bhisham (Ajay) Khare has served as Chief Executive Officer and a director of Aeries, as well as Chief Executive Officer of ATG, since February 2025. Previously, Mr. Khare was Chief Revenue Officer and Chief Operating Officer for the Americas division of Aeries from the consummation of the Business Combination in November 2023 to February 2025, and held the same roles at ATG since 2015 to February 2025. Mr. Khare is responsible for planning and executing the strategic direction and ongoing operations for the company.

Mr. Khare is a successful executive with experience in business operations, strategic planning, & client relationship. He has a diverse background with deep knowledge of all aspects of the life cycle of organizations including start-up, funding, early-stage planning, implementation, mergers and acquisitions, private equity driven deals and integrations.

Mr. Khare’s past experience includes founding WhiteSpace Health, a startup with focus on healthcare data analytics and business intelligence. From 2012 until 2015, he was the Vice President of Strategic Operations for M*Modal, a healthcare technology company, and was instrumental in new product launch for revenue cycle management, profit and loss for clinical documentation business with $250 million revenue, and managing cost initiative for delivery organization. From 2007 until 2012, Mr. Khare managed worldwide operations for CBay systems and was part of the team that acquired MedQuist & Spheris in private equity funded deals.

We believe that Mr. Khare’s extensive experience in business operations, strategic planning, and client relationship management, along with his leadership in scaling organizations, executing mergers and acquisitions, and driving private equity-backed growth, qualify him to serve on our Board.

Unnikrishnan (Unni) Balakrishnan Nambiar has served as Chief Technology Officer of Aeries since the consummation of the Business Combination in November 2023, and of ATG since 2015. Mr. Nambiar is responsible for providing technology direction and overseeing all technology related operations for the company, including global research & development, information technology and customer support operations for clients, as well as driving Aeries incubated portfolio of products.

Mr. Nambiar is a technology leader with extensive industry experience building enterprise, cloud & mobility products across diverse verticals. He is passionate about building world class software products for real world solutions using cutting edge technology innovations.

In March 2021, Mr. Nambiar was part of the team that closed an acquisition of a carve-out from Nuance Communications Inc. (now renamed as DeliverHealth Solutions (DHS)) which is a world leading Healthcare outsourcing services and platform Business. Mr. Nambiar served an interim Chief Technology Officer role post-carve out during the first year of operations to facilitate stand-up activities for Nuance Communications Inc.

Prior to joining ATG, Mr. Nambiar was Chief Technology Officer at CBay Systems (later M*Modal Inc.), a leading voice recognition and healthcare documentation technology company. At CBay, he was responsible for global technology vision, product engineering roadmap, technical support and infrastructure management. Prior to CBay, he was instrumental in setting up Avaya’s India Offshore Development Centre for their customer relationship management, interactive voice response, Predictive Dialers and Unified Messaging products through a dedicated offshore vendor model that was later acquired by Avaya. He also worked in the storage management industry at Legato Systems (later EMC) in multiple global locations and across various product engineering roles.

Daniel S. Webb has served as Chief Financial Officer of Aeries since February 2025 and Chief Investment Officer of Aeries since the consummation of the Business Combination in November 2023. Mr. Webb served as a director of Aeries from the consummation of the Business Combination to February 2025. Prior to the Business Combination, from March 2021 to November 2023, he served as the Chief Executive Officer, Chief Financial Officer and a director of Worldwide Webb Acquisition Corp. (“WWAC”). From August 2017 to March 2021, Mr. Webb was an investment banker at Bank of America. From March 2013 to August 2017 and from March 2010 to June 2012, he served as an investment banker at Citi. From June 2012 to March 2013 he served as a private equity investor at HarbourVest Partners. As an investment banker and private equity investor, Mr. Webb worked on transactions totaling approximately $40 billion in transaction value for disruptive Internet companies. In his career as an investment banker at Bank of America and Citi, he advised leading technology companies on their initial public offerings such as Snap, Carvana, Pinterest, Delivery Hero, Arista Networks, Freescale Semiconductor, Fiverr, Grubhub, Cardlytics, Revolve, SurveyMonkey, Zulily, and Trivago. He also helped raise public and private capital for leading technology companies such as Microsoft, Pinterest, Costar, Thrasio, Fiverr, Fanatics, Grubhub, Cardlytics, Overstock, MakeMyTrip, Purple, GSV Capital, Paytm, Integral Ad Science, and Thrillist. In addition, he advised on one of the largest Internet acquisitions in history, Just Eat Takeaway’s acquisition of Grubhub as well as other transactions such as Credit Karma’s sale to Intuit, Cardlytics’ acquisition of Dosh, Bonobos’ sale to Walmart, Reachlocal’s sale to Gannett, and Aristocrat Leisure’s acquisition of Plarium. Mr. Webb previously worked in private equity at HarbourVest Partners where he directed investments in Lightower Fiber Networks, Sidera Networks, and Confie Seguros. Mr. Webb holds a Master of Accountancy and Bachelor of Science in Accounting from Brigham Young University.

Ramesh Venkataraman has served as a director of Aeries since the consummation of the Business Combination in November 2023. Mr. Venkataraman has over 32 years of experience in private equity investing and management consulting in the technology, telecom, software, industrial, financial services industries across both developed and emerging markets. Until 2007, he has been a partner with Mckinsey & Company in the US, UK, and India, where he led the firm’s technology and telecom practice in Asia. Since then, he has been a private equity investor and investment advisor focused on Europe, Asia and The Middle East. From 2007 to 2010 he was a managing director with Bridgepoint in London where he lead the technology buyout sector. From 2011 to 2012 and since 2016, Mr. Venkataraman has been the founder and managing partner at Avest, an investment platform advising a UAE sovereign wealth fund on its direct private equity investments and portfolio of business holdings. Between 2012 and 2016, Mr. Venkataraman led the private equity business of Avest’s joint venture with Samena Capital and was a member of Samena’s board of directors. Mr. Venkataraman holds a bachelor’s degree in electronics and communication engineering from the Indian Institute of Technology - Kharagpur, a Master of Philosophy in International Relations from Oxford University, and a MPA in Economics and Public Policy from Princeton University.

Mr. Venkataraman’s extensive experience in management consulting, investment and board advisory across diverse industries qualifies him to serve on our Board.

Family Relationships

There are no family relationships between any of our directors and executive officers.

Board Composition

The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to the Company’s management. When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board is expected to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business. The Board is divided into the following three classes, with members of each class serving staggered three-year terms. Subject to shareholder approval of the Articles Amendment Proposal at the Annual Meeting, our Board has approved the Second Amended and Restated Memorandum and Articles of Association, which will provide that, after their initial term expires, each class of directors, including the Class I directors, will be appointed for a one-year term.:

●	Class I, consisting of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro, whose terms will expire at the Company’s first annual meeting of shareholders to be held after the consummation of the Business Combination, which is this Annual Meeting;

●	Class II, consisting of Ramesh Venkataraman and Bhisham (Ajay) Khare, whose term will expire at the Company’s second annual meeting of shareholders to be held after the consummation of the Business Combination; and

●	Class III, consisting of Venu Raman Kumar and Sudhir Appukuttan Panikassery, whose term will expire at the Company’s third annual meeting of shareholders to be held after the consummation of the Business Combination.

At each annual meeting of shareholders to be held after the initial classification, the successors to directors whose terms are then expiring will be appointed to serve from the time of appointment and qualification until their term provided in our memorandum and articles of association expires and until their successors are duly appointed and qualified. Before a director’s term expires, the Company’s directors may be removed by shareholder approval in accordance with the voting criteria set forth in our memorandum and articles of association.

Controlled Company Exemption

Our Class V shareholder has voting rights equal to 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class in connection with the appointment or removal of directors. As a result, we are deemed a “controlled company” within the meaning of the corporate governance standards of the Nasdaq Capital Market (“Nasdaq”), where our securities are listed. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements to have: (i) a board of directors composed of a majority of independent directors; (ii) a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; (iii) a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (iv) an annual performance evaluation of the nominating and corporate governance and compensation committees. Until the Class V ordinary share is automatically forfeited and cancelled upon the exchange of all the ordinary shares of Aark Singapore Pte. Ltd. (“AARK ordinary shares”) held by our Chairman of the Board, Mr. Kumar, the Company may utilize these exemptions. While we do not intend to rely on these exemptions, if we determine to do so in the future, shareholders may not have the same protections afforded to shareholders of companies that are subject to all of these corporate governance requirements. If we cease to be a “controlled company” and our Class A ordinary shares continue to be listed on Nasdaq, we will be required to comply with these standards and, depending on the Board’s independence determination with respect to its then-current directors, we may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Director Qualifications and Diversity

The Board seeks directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in technology; research and development; finance, accounting and banking; or marketing and sales.

There is no difference in the manner in which the nominating and corporate governance committee evaluates nominees for directors based on whether the nominee is recommended by a shareholder. In evaluating nominations to the Board, the nominating and corporate governance committee also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for appointment to our Board was recommended by the nominating and corporate governance committee.

Director Independence

Nasdaq listing standards generally require that a majority of the Board be independent. As a controlled company, we are largely exempt from such requirements. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship with the Company which, in the opinion of the Board, could interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board determined that each of the directors on the Board other than Venu Raman Kumar, Sudhir Appukuttan Panikassery and Bhisham (Ajay) Khare qualify as independent directors, and the Board consists of a majority of “independent directors,” in compliance with the SEC and Nasdaq listing rules relating to director independence requirements.

Board Leadership Structure

The Board determined that it should maintain the flexibility to select the Chairperson of the Board and adjust its board leadership structure based on circumstances existing from time to time and based on criteria that are in the Company’s best interests and the best interests of its shareholders, including the composition, skills, diversity and experience of the board and its members, specific challenges faced by the Company or the industry in which it operates and governance efficiency. Currently, the Board has separated the roles of the Chief Executive Officer and the Chairperson, which are held by Bhisham (Ajay) Khare and Venu Raman Kumar, respectively.

Board Role in Risk Oversight

One of the key functions of the Board is informed and involved oversight of Company’s risk management process related to the Company and its business. This oversight function is administered directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Company’s audit committee has the responsibility to consider and discuss the Company’s accounting, reporting, financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls, including major financial risk exposures, and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements. The nominating and corporate governance committee monitors the effectiveness of the Company’s governance practices and procedures. In addition, the Board will receive periodic detailed operating performance reviews from management.

Committees of the Board

The Company has an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which have the composition and responsibilities described below. The Company’s board of directors may from time to time establish other committees. Members will serve on these committees until their resignation or until otherwise determined by the board of directors of the Company. Each committee operates under a charter approved by the board of directors of the Company. Copies of each charter are posted on the Investor Relations – Corporate Governance section of our website at https://aeriestechnology.com/. Our website and the information contained on, or that can be accessed through, our website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

The Company’s president and chief executive officer and other executive officers regularly report to the non-executive directors and the audit committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the Company’s board of directors will provide appropriate risk oversight of the Company’s activities.

Audit Committee

The Company’s audit committee is comprised of Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro. Nina B. Shapiro is the chairperson of the audit committee. Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro each meet the requirements for independence and financial literacy under the current Nasdaq listing standards and SEC rules and regulations, including Rule 10A-3. In addition, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro each qualify as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee’s responsibilities include, among other things:

(1)	appointing, compensating, retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm;

(2)	reviewing the adequacy of the Company’s system of internal controls and the disclosure regarding such system of internal controls contained in the Company’s periodic filings;

(3)	pre-approving all audit and permitted non-audit services and related engagement fees and terms for services provided by the Company’s independent auditors;

(4)	reviewing with the Company’s independent auditors their independence from management;

(5)	reviewing, recommending and discussing various aspects of the financial statements and reporting of the financial statements with management and the Company’s independent auditors; and

(6)	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee

The Company’s compensation committee is comprised of Alok Kochhar and Nina B. Shapiro. Alok Kochhar is the chairperson of the compensation committee. The composition of the compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The compensation committee’s responsibilities include, among other things:

(1)	setting the compensation of the Chief Executive Officer and reviewing and approving or making recommendation to the Board regarding the compensation of the other executive officers of the Company;

(2)	reviewing on a periodic basis and making recommendations to the Board regarding director compensation;

(3)	reviewing and approving or making recommendation to the Board regarding the Company’s cash and equity-based benefit plans and administering the Company’s plans according to the plan; and

(4)	Reviewing and approving, or making recommendations to the Board regarding, the Company’s cash and equity-based benefit plans, and administering the Company’s plans in accordance with their terms.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is comprised of Alok Kochhar, Biswajit Dasgupta and Ramesh Venkataraman. Biswajit Dasgupta is the chairperson of the nominating and corporate governance committee. The composition of the nominating and corporate governance committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.

The nominating and corporate governance committee’s responsibilities include, among other thing:

(1)	identifying, evaluating and making recommendations to the Board regarding nominees for election to the board of directors and its committees;

(2)	developing and making recommendations to the Board regarding corporate governance guidelines and matters;

(3)	overseeing the Company’s corporate governance practices; and

(4)	overseeing the evaluation of the Board and individual directors.

Board and Committee Meetings

Our Board held 5 meetings and acted through 6 written consents during fiscal 2024. No member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Members of our Board are invited and encouraged to attend our annual meeting of shareholders.

Our audit committee held 3 meetings and acted through 2 written consents during fiscal 2024. Our compensation committee acted through 2 written consents during fiscal 2024. Our nominating and corporate governance committee held 1 meeting during fiscal 2024. All members attended more than 75% of the committee meetings of their respective committees.

Shareholder Communications

Shareholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. These communications will be reviewed by our General Counsel as agent for the non-employee directors in facilitating direct communication to the Board. The General Counsel will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Compliance Reporting Policy. Further, the General Counsel will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by shareholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. Our legal department will summarize all shareholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual shareholder communications will then be circulated to the nominating and corporate governance committee.

Shareholder Proposals and Director Nominations and Recommendations. Shareholder proposals are reviewed by our legal department for compliance with the requirements for such proposals set forth in our Articles and in Regulation 14a-8 promulgated under the Exchange Act. Shareholder proposals that meet these requirements will be summarized. Summaries and copies of the shareholder proposals are circulated to the Chairman of the nominating and corporate governance committee.

Shareholder nominations for directors are reviewed and summarized by our legal department and are then circulated to the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder, the nominating and corporate governance committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Shareholders desiring to make a recommendation to the nominating and corporate governance committee should follow the procedures set forth above regarding shareholder nominations for directors.

Retention of Shareholder Communications. Any shareholder communications which are not circulated to the nominating and corporate governance committee because they do not meet the applicable requirements or criteria described above will be retained by our legal department for at least ninety calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Shareholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the nominating and corporate governance committee will determine when and whether a shareholder communication should be circulated among one or more members of the Board and/or Company management.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has been at any time one of our officers or employees, or has ever had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

Code of Ethics

The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics and Business Conduct is available on the Investor Relations – Corporate Governance section of our website at https://ir.aeriestechnology.com. In addition, we post on the Corporate Governance section of our website all disclosures that are required by law or Nasdaq listing standards any amendments to, or waivers from, any provision of the Code of Ethics and Business Conduct. The reference to our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Policy against Hedging Stock

Our Insider Trading Policy prohibits our directors, officers and other employees, and their designees, from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company’s equity securities.

EXECUTIVE AND DIRECTOR COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers for the periods indicated. On February 10, 2025, Bhisham (Ajay) Khare was appointed Chief Executive Officer and a director of Aeries, succeeding his roles as Chief Revenue Officer & Chief Operating Officer – Americas. On February 10, 2025, Sudhir Appukuttan Panikassery resigned from his position as Chief Executive Officer of Aeries and was appointed Vice Chairman of Aeries. On February 10, 2025, Daniel S. Webb resigned from his position as a director and was appointed as Chief Financial Officer of Aeries, in addition to his current role as Chief Investment Officer.

As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled back disclosure requirements applicable to emerging growth companies.

Throughout this section, unless otherwise noted, “we,” the “Company,” “us,” “our” and similar terms refer to ATG and its subsidiaries prior to the consummation of the Business Combination, and to Aeries Technology, Inc. and its subsidiaries after the Business Combination.

Aeries Executive Compensation

Our named executive officers (“NEOs”) for the fiscal year ended March 31, 2024 and their respective positions with Aeries were as follows:

●	Sudhir Appukuttan Panikassery, our Chief Executive Officer

●	Bhisham (Ajay) Khare, our Chief Revenue Officer & Chief Operating Officer - Americas

●	Unnikrishnan (Unni) Balakrishnan, our Chief Technology Officer

Summary Compensation Table

The following table provides information regarding the compensation provided to our NEOs for the past two fiscal years ended on March 31, 2024 and March 31, 2023.

Name and Principal Position	Fiscal year Ended	Salary(1)	Bonus(2)	Option Awards(3)	All other compensation		Total
Sudhir Appukuttan Panikassery	March 31, 2024	$423,705	-	-	$2,108		$425,813
Chief Executive Officer	March 31, 2023	$279,191	$902,074	$5,510,800	$3,723		$6,695,787
Bhisham (Ajay) Khare	March 31, 2024	$305,758	-	-	$-		$305,758
CRO & COO - US Operations	March 31, 2023	$240,000	$271,000	-	-		$511,000
Unnikrishnan (Unni) Balakrishnan Nambiar	March 31, 2024	$191,257	-	-	$25,000	(4)	$216,257
Chief Technology Officer	March 31, 2023	$137,459	$96,000	-	-		$233,459

(1)	The amounts in this column reflect the base salary paid to the named executive officers for the fiscal years ended March 31, 2024 and March 31, 2023.

The U.S. dollar amount shown in the “Salary” column, totaling USD 423,705, includes payments made to Mr. Panikassery from April 1, 2023 to November 5, 2023, amounting to INR 13,437,495 equivalent to U.S. dollars of 161,898 converted using a currency conversion rate of INR 83 per USD, and from November 6, 2023 to March 31, 2024 amounting to USD 261,807.

The U.S. dollar amount shown in the “Salary” column, totaling USD 279,191, includes payments made to Mr. Panikassery for the fiscal year 2023, amounting to INR 22,500,000 converted using a currency conversion rate of INR 80.59 per USD.

The U.S. dollar amount shown in the “Salary” column, totaling USD 191,257, includes payments made to Mr. Nambiar from April 1, 2023 to November 5, 2023, amounting to INR 5,782,303 equivalent to U.S. dollars of 69,666 converted using a currency conversion rate of INR 83 per USD, and from November 6, 2023 to March 31, 2024 amounting to USD 121,591.

The U.S. dollar amount shown in the “Salary” column, totaling USD 137,459, includes payments made to Mr. Nambiar for the fiscal year 2023, amounting to INR 11,077,830 converted using a currency conversion rate of INR 80.59 per USD.

(2)	The amounts in this column represent the amount of discretionary bonus payments earned by each named executive officers in respect of the fiscal year ended March 31, 2023. No bonus is expected to be issued with respect to the fiscal year ended March 31, 2024.

The U.S. dollar amount shown in the “Bonus” column, totaling USD 902,074, includes payments made to Mr. Panikassery for the fiscal year 2023, amounting to INR 72,698,107 converted using a currency conversion rate of INR 80.59 per USD.

The U.S. dollar amount shown in the “Bonus” column, totaling USD 96,000, includes payments made to Mr. Nambiar for the fiscal year 2023, amounting to INR 7,736,640 converted using a currency conversion rate of INR 80.59 per USD.

(3)	The amounts in this column represent the aggregate grant fair value of option awards granted to each named executive officer in the fiscal years ended March 31, 2024 and March 31, 2023, computed in accordance with ASC Topic 718. See Note 15 to our consolidated financial statements included elsewhere in this Annual Report on Form 10-K for the assumptions used in calculating the grant date fair value.

(4)	The amount represents a one-time relocation allowance provided to Mr. Nambiar to relocate from India to the United States.

(5)

The U.S. dollar amount shown in the “All other compensation” column, totaling USD 2,108, includes payments made to Mr. Panikassery for the fiscal year 2024, amounting to INR 175,000 converted using a currency conversion rate of INR 83 per USD.

The U.S. dollar amount shown in the “All other compensation” column, totaling USD 3,723, includes payments made to Mr. Panikassery for the fiscal year 2023, amounting to INR 300,000 converted using a currency conversion rate of INR 80.59 per USD.

Narrative Disclosure to Summary Compensation Table

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by the compensation committee and board of directors. The base salaries of each of the named executive officers for the fiscal year ended March 31, 2024 are listed below.

Name	Fiscal Year 2024 Base Salary
Sudhir Appukuttan Panikassery	$423,705
Bhisham (Ajay) Khare	$305,758
Unnikrishnan (Unni) Balakrishnan Nambiar	$191,257

Annual Performance-Based Bonus Opportunity

From time to time, our board of directors or compensation committee may approve cash bonuses for our executive officers based on certain company performance or as otherwise determined appropriate. The bonus amounts for Mr. Panikassery, Mr. Khare and Mr. Nambiar for the years ended March 31, 2024 and 2023 were determined based on their compensation arrangements with ATG or its subsidiaries prior to the Business Combination. These arrangements included Mr. Panikassery’s consultancy services agreement, which provided for an incentive in the form of an annual bonus and event-based special bonuses contingent upon the completion of M&A transactions; Mr. Khare’s employment offer letter, which provided for an annual bonus determined at the employer’s discretion based on certain financial metrics of the business (5% of the net profit after tax, free cash flows and future requirements of funds); and Mr. Nambiar’s employment letter, which provided for an annual bonus determined at the discretion of the employer. For additional information regarding the bonus arrangements with our named executive officers for fiscal years ending March 31, 2025 and beyond, please see the sections below titled “—Executive Employment Agreements.”

Equity-Based Incentive Awards

Aeries’ equity-based incentive awards are designed to align our interests and those of our shareholders with those of our employees and consultants, including its executive officers. The board of directors or the compensation committee is responsible for approving equity grants. The Company intends to attract, retain and motivate key talents working with the Company, by way of rewarding their high performance and motivate them to contribute to the overall corporate growth and profitability. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Aeries may grant equity awards at such times as its board of directors or compensation committee determines appropriate.

Prior to the closing of the Business Combination, ATG had two stock option plans, ATG Management Stock Option Plan 2019, as amended, and ATG Employees Stock Option Plan 2020, as amended. Under the ATG Management Stock Option Plan 2019, as amended, 177,345 options were granted to Mr. Panikassery on September 27, 2019, 59,110 options were granted to Mr. Nambiar on September 27, 2019 and 59,110 options were granted to Mr. Khare on April 1, 2020. Under the ATG Employees Stock Option Plan 2020, as amended, 59,900 options were granted to Mr. Panikassery on July 22, 2022.

Upon the closing of the Business Combination, the Aeries Technology, Inc. 2023 Equity Incentive Plan became effective. The board of directors of the Company approved the Plan on March 11, 2023, subject to approval by the shareholders. The Plan was approved by the Company’s shareholders on November 2, 2023 and the Plan became effective upon the consummation of the Business Combination. The maximum number of our Class A ordinary shares that may be issued under the Plan may not exceed 9,031,027 of our Class A ordinary shares, subject to certain adjustments set forth in the Plan.

For additional information regarding the equity awards held by our named executive officers as of March 31, 2024, please see the section below entitled “-Outstanding Equity Awards at Fiscal Year-End.”

Other Compensation and Employee Benefits

All of our named executive officers are eligible to participate in Aeries’ employee benefit plans, including gratuity, leave encashment, health insurance (including group Mediclaim policy, group term life and personal accident policy), its Employee Provident Fund, Employee Pension Scheme, Employee State Insurance as required by Indian law, and for the U.S.-based employees, medical insurance plan, on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to the named executive officers.

Aeries maintains a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Mr. Khare participates in the 401(k) plan. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. Aeries has the ability to make matching and discretionary contributions to the 401(k) plan. Currently, Aeries makes a 4% safe harbor contribution on behalf of its employees to the 401(k) plan.

None of our named executive officers participated in, or earned any benefits under, a nonqualified deferred compensation plan sponsored by Aeries during the fiscal year ended March 31, 2024. Our board of directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in Aeries’ best interests.

Outstanding Equity Awards at Fiscal Year-End

The following illustrates outstanding equity incentive awards held by the named executive officers as of March 31, 2024. All equity awards held by our named executive officers as of March 31, 2024 were fully vested.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Sudhir Appukuttan Panikassery	177,345	(1)	0	0	$0.12	30-Oct-25
	59,900	(2)	0	0	$0.12	23-July-28	0	$0	0	0

Unnikrishnan (Unni) Balakrishnan Nambiar	59,110	(3)	0	0	$0.12	30-Oct-25	0	$0	0	0

Bhisham (Ajay) Khare	59,110	(4)	0	0	$0.12	30-Mar-26	0	$0	0	0

(1)	The amount in this column reflects the options granted on September 27, 2019 and vested on October 31, 2020 with an exercise price of $0.12 under ATG Management Stock Option Plan, 2019, as amended.
(2)	The amount in this column reflects the options granted on July 22, 2022 and vested on July 22, 2023 with an exercise price of $0.12 under the ATG Employees Stock Option Plan 2020, as amended.
(3)	The amount in this column reflects the options granted on September 27, 2019 and vested on October 31, 2020 with an exercise price of $0.12 under ATG Management Stock Option Plan, 2019, as amended.
(4)	The amount in this column reflects the options granted on April 1, 2020 and vested on March 31, 2021 with an exercise price of $0.12 under ATG Management Stock Option Plan, 2019, as amended.

Executive Employment Agreements; Potential Payments Upon Termination or Change in Control

Each of our named executive officers for the fiscal year ended March 31, 2024 is party to an employment agreement, the material terms of which are summarized below.

Employment Agreement with Sudhir Appukuttan Panikassery

On November 6, 2023, AARK entered into an Employment Agreement with Sudhir Appukuttan Panikassery (the “Panikassery Employment Agreement”), effective as of that date. On February 16, 2024, the Panikassery Employment Agreement was assigned to Aeries. Effective June 1, 2024, the Panikassery Employment Agreement was assigned from Aeries to its subsidiary, Aeries Technology Middle East Ltd., and amended and restated to reflect that Mr. Panikassery’s employment will be subject to the laws of the UAE, where Mr. Panikassery is a resident.

Under the Panikassery Employment Agreement, Mr. Panikassery’s initial base salary is $650,000. For the fiscal year ended March 31, 2024, Mr. Panikassery is entitled to such annual bonus opportunity as described in his consulting agreement with the Company or its subsidiary in effect immediately prior to November 6, 2023. Commencing with the fiscal year ending March 31, 2025, Mr. Panikassery will be eligible to receive a target bonus of up to 300% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors or the Compensation Committee. Under the Panikassery Employment Agreement, as amended, Mr. Panikassery is eligible to receive an initial, fully vested option grant under the 2023 Equity Incentive Plan (the “Plan”) to purchase 5,151,005 shares at an exercise price equal to the par value per share. The initial option was granted on June 8, 2024. In addition, in the discretion of the Compensation Committee, Mr. Panikassery is eligible to receive a second option grant to purchase up to 1,500,000 shares, which option would have an exercise price of not less than the grant date fair market value of the underlying shares and be subject to service- and performance-based vesting conditions.

If we terminate Mr. Panikassery’s employment without “cause” or if he terminates his employment for “good reason” (each as defined in the Panikassery Employment Agreement), then, in addition to any accrued amounts or benefits, Mr. Panikassery will be eligible to receive an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

The Panikassery Employment Agreement contains certain restrictive covenants that apply during and after Mr. Panikassery’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. It also includes a non-competition agreement for a one-year period.

Employment Agreement with Bhisham Khare

On November 6, 2023, Aeries Solutions entered into an Employment Agreement with Bhisham (Ajay) Khare (the “Khare Employment Agreement”), which was amended on June 12, 2024, to clarify the terms of Mr. Khare’s annual incentive opportunity and the form and terms of the equity award which Mr. Khare is eligible to receive under the Plan.

Under the Khare Employment Agreement, Mr. Khare’s initial base salary is $400,000. For the fiscal year ended March 31, 2024, Mr. Khare is entitled to such annual bonus opportunity as described in his employment agreement with the Company or its subsidiary in effect immediately prior to November 6, 2023. Commencing with the fiscal year ending March 31, 2025, Mr. Khare will be eligible to receive a target bonus of up to 200% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors or the Compensation Committee.

Under the Khare Employment Agreement, as amended, Mr. Khare is eligible to receive a fully vested restricted share unit award under the Plan for a total of 2,471,360 shares, which award was granted on May 22, 2024.

If Mr. Khare’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Khare Employment Agreement), then Mr. Khare will be eligible to receive an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

The Khare Employment Agreement contains certain restrictive covenants that apply during and after Mr. Khare’s employment, including a non-solicitation agreement and an agreement to not disclose confidential information for a two-year period following his termination of employment for any reason. The Khare Employment Agreement also includes a non-competition agreement for a one-year period.

Employment Agreement with Unnikrishnan Nambiar

On November 6, 2023, Aeries Solutions entered into an Employment Agreement with Unnikrishnan (Unni) Balakrishnan Nambiar (the “Nambiar Employment Agreement”), which was amended on June 12, 2024, to clarify the terms of Mr. Nambiar’s annual incentive opportunity and the form and terms of the equity award which Mr. Nambiar is eligible to receive under the Plan.

Under the Nambiar Employment Agreement, Mr. Nambiar’s initial base salary is $300,000. For the fiscal year ended March 31, 2024, Mr. Nambiar is entitled to such annual bonus opportunity as described in his employment agreement with the Company or its subsidiary in effect immediately prior to November 6, 2023. Commencing with the fiscal year ending March 31, 2025, Mr. Nambiar will be eligible to receive a target bonus of up to 200% of his base salary based on achieving certain performance criteria which shall be determined by the Board of Directors or the Compensation Committee.

Under the Nambiar Employment Agreement, as amended, Mr. Nambiar is also eligible for to receive an initial, fully vested restricted share unit award for 660,847 shares, which award was granted on May 22, 2024. In addition, subject to shareholder approval of an amendment to the Plan, Mr. Nambiar is eligible to receive an option grant to purchase 400,000 shares, which option will have an exercise price of not less than the grant date fair market value of the underlying shares and be subject to service- and performance-based vesting conditions.

If Mr. Nambiar’s employment is terminated without “cause” or if he terminates his employment for “good reason” (each as defined in the Nambiar Employment Agreement), then, in addition to any accrued amounts or benefits, Mr. Nambiar will be entitled to receive any Aeries Solutions Accrued Amounts and an amount equal to 18 months of his base salary, an amount equivalent to his annual benefits and an amount equal to the bonus received during the immediate preceding two years, which amount shall be payable in equal installments (less applicable withholdings and deductions) over a period of 12 months following the termination date.

The Nambiar Employment Agreement contains certain restrictive covenants that apply during and after Mr. Nambiar’s employment, including an agreement to not disclose confidential information.

DIRECTOR COMPENSATION

The following table provides information regarding the compensation provided to our directors for the fiscal year ended March 31, 2024, excluding the executive director whose compensation has been disclosed above in the Summary Compensation Table.

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Venu Raman Kumar	$262,226	-	-	-	-	-	$262,226
Alok Kochhar	$20,171	-	-	-	-	-	$20,171
Biswajit Dasgupta	$20,171	-	-	-	-	-	$20,171
Nina B. Shapiro	$20,171	-	-	-	-	-	$20,171
Ramesh Venkataraman	$20,171	-	-	-	-	-	$20,171
Daniel W. Webb	$1	-	-	-	-	-	$1

Director Agreements

Director Agreement with Chairman

On November 6, 2023, we entered into a director service agreement with Mr. Kumar (the “Kumar Director Agreement”). Under the agreement, Mr. Kumar will serve as Chairman of Board and non-executive Chairman of the Company during his directorship. Aeries will pay Mr. Kumar an annual fee of $650,000 for director services. Commencing with the fiscal year ended March 31, 2024, Mr. Kumar is entitled to an annual bonus opportunity, the amount of which shall be determined by the Board, up to 300% of Mr. Kumar’s annual fee. Additionally, Mr. Kumar is eligible for a grant of options equal to those granted to the Company’s Chief Executive Officer pursuant to the Plan. Mr. Kumar agreed to confidentiality and intellectual property protection provisions as part of the agreement.

Director Agreements with Executive Directors

On November 6, 2023, we entered into a director service agreement with each of Mr. Panikassery and Mr. Webb (each, an “Executive Director”). Under each agreement, Aeries will pay the Executive Director an annual fee of $1 for director services. The Executive Director agreed to confidentiality and intellectual property protection provisions as part of the agreement.

Director Agreements with Non-Executive Directors

On November 6, 2023, we entered into a director service agreement with Mr. Kochhar, Mr. Dasgupta, Ms. Shapiro and Mr. Venkataraman (each, a “Non-Executive Director”). Under the agreement, Aeries will pay the Non-Executive Director an annual fee of $50,000 for director services. Additionally, the Non-Executive Director is eligible for a grant of up to 75,000 restricted share units pursuant to the Plan. The Non-Executive Director agreed to confidentiality and intellectual property protection provisions as part of the agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The Company has adopted a related person transactions policy effective upon the consummation of the Business Combination. The policy provides that executive officers, directors, nominees for directors, holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of any of the foregoing persons, will not be permitted to enter into a related person transaction with the Company without the prior consent of the audit committee, or other independent members of the Company’s board of directors in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, nominee for director, significant shareholder, or any of their immediate family members, in which the amount involved exceeds or is expected to exceed $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

Related Party Transactions

This section does not include any equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation.”

Agreements and Transactions with Entities owned or controlled by, or related to, the Majority Shareholder

Mr. Kumar, our majority shareholder and Chairman of the Board, and the son of Mr. Kumar, Mr. Vaibhav Rao, are principal shareholders or otherwise control the following entities, amongst others.

●	Aeries Technology Products and Strategies Private Limited (“ATPSPL”);

●	Ralak Consulting LLP;

●	Aark II Pte Ltd (“Aark II”);

●	TSLC Pte Ltd (“TSLC”);

●	Innovo Consultancy DMCC;

The following entities are related parties to Mr. Kumar:

●	Aeries Financial Technologies Private Ltd (“AFT”);

●	Bhanix Finance and Investment Ltd;

●	Sqrrl Fintech Private Limited (“Sqrrl”).

These entities have transactions or agreements with the Company and its subsidiaries, collectively referred to as the “group,” as discussed below.

Intercompany Deposits to ATPSPL and AFT

In the fiscal years ended March 31, 2024 and 2023 and up to the date of this proxy statement, the group has provided intercompany deposits (“ICDs”) in one or more tranches to ATPSPL and AFT to meet its working capital requirements. The ICDs have a term of three years from the date of disbursement of the ICDs with an interest rate ranging between 12 to 13% per annum payable by ATPSPL and an interest rate ranging between 15% to 17% payable by AFT to the group. The total outstanding balances of the ICDs were $0.7 million and $0.4 million as of March 31, 2024 and 2023, respectively. As of December 31, 2024, the total outstanding balance of the ICDs was $0.6 million.

Intercompany Deposits from ATPSPL

In the fiscal year ended March 31, 2024 and up to the date of this proxy statement, the group has received ICDs in one or more tranches from ATPSPL to meet its working capital requirements. The ICDs have a term of three years from the date of disbursement of the ICDs with an interest rate ranging between 12 to 13% per annum payable to ATPSPL by the group. The outstanding balance of the ICDs was $0.5 million as of March 31, 2024. As of December 31, 2024, the total outstanding balance of the ICDs was $0.5 million.

Intercompany Deposits from Sqrrl Fintech Private Limited

The group has received ICDs in one or more tranches from Sqrrl to meet its working capital requirements. The Company incurred interest expense in relation to loans taken from Sqrrl, which were borrowed to meet working capital requirements. The loans were for a 3-month term and were issued at an interest rate of 17% per annum. The full amount has been repaid back.

Loan from Mr. Vaibhav Rao

The group has received a loan in one or more tranches from Mr. Vaibhav Rao to meet its business requirements. The loan carries an interest rate of 10% per annum payable to Mr. Vaibhav Rao by the group. The outstanding balances of the loan were $0.8 million and $0.8 million as of March 31, 2024 and 2023, respectively. As of December 31, 2024, the outstanding balance of the loan was $0.8 million.

Management Consultancy Services provided to Aark II and TSLC

In the fiscal years ended March 31, 2024 and 2023 and up to the date of this proxy statement, ATG has provided management consulting services to Aark II under a Master Services Agreement (“MSA”) dated June 21, 2021, and to TSLC under another MSA dated July 12, 2021. The total services provided during the fiscal years ended March 31, 2024 and 2023 and during the nine months ended December 31, 2024 amounted to $3.3 million, $2.2 million and $2.2 million, respectively. The MSAs provided for management consulting services in the areas of Finance and Accounts, Business Application support and IT support. The MSAs include an auto-renewal term and continue until either party decides to terminate them as per the terms of the respective MSAs. The outstanding balances of the accounts receivables as of December 31, 2024 were $0.2 million for Aark II and $0.1 million for TSLC. As of March 31, 2024, the balances were $0.6 million for Aark II and $0.1 million for TSLC, and as of March 31, 2023, the balances were $1.1 million for Aark II and $0.3 million for TSLC.

Consulting Agreement with Ralak Consulting LLP

ATG entered into a Consultancy Service Agreement with Ralak Consulting LLP on April 1, 2022 to avail of consulting services from Ralak Consulting LLP, including implementation services in business restructuring, risk management, feasibility studies, and mergers and acquisitions. The aggregate amount of the advisory services received during the fiscal year ended March 31, 2024 and 2023 was $0.4 million and $0.4 million, respectively. The aggregate amount of the advisory services received during the nine months ended December 31, 2024 was $0.2 million.

Cost Sharing Arrangements with AFT and Bhanix Finance And Investment Limited

For the fiscal years ended March 31, 2024 and 2023 and up to the date of this proxy statement, the group has maintained cost sharing arrangements with Aeries Financial Technologies Private Limited and Bhanix Finance and Investment Limited under separate facility agreements, each dated April 1, 2020. The total services provided during the fiscal years ended March 31, 2024 and 2023 and during the nine months ended December 31, 2024 amounted to $0.3 million, $0.3 million and $0.2 million, respectively. The cost sharing arrangements include services in the areas of office management, IT and operations. The agreements have a 36-month term with automatic renewals after the original term.

Investments

The group invested in 349,173 Series-A Cumulative Redeemable Preference Securities (“Series-A CRPS”) of AFT on October 29, 2018. The Series-A CRPS carry a cumulative dividend rate of 0.001% per year and have a term of 19 years from the date of investment. The carrying value of this investment was $0.9 million as of March 31, 2024 and $1.0 million as of December 31, 2024.

The group invested in 4,500,000 Cumulative Redeemable Preference Shares (“CRPS”) of ATPSPL. The CRPS carry a cumulative dividend of 10% per annum. 3,500,000 CRPS can be redeemed any time before 19 years form the date of issue i.e., June 27, 2017 by giving a 30-day redemption request and 1,000,000 CRPS can be redeemed any time before 20 year from the date of issue i.e. April 6, 2016 by giving a 30-day redemption request. The carrying value of this investment was $0.8 million as of March 31, 2024 and $0.8 million as of December 31, 2024.

Corporate Guarantee provided to Bhanix Finance And Investment Limited

The group had an outstanding guarantee of approximately $2.4 million as on March 31 2023, which pertained to a fund-based and non-fund based revolving credit facility availed by an affiliate, Bhanix Finance And Investment Limited, from Kotak Mahindra Bank. The corporate guarantee required the group to make payment in the event the borrower fails to perform any of its obligations under the credit facilities. The said guarantee was terminated on June 1, 2023.

Private Placement in Connection with the Business Combination

As part of the Business Combination and upon the closing, 5,638,530 of our newly issued Class A ordinary shares were issued to Innovo Consultancy DMCC, a company incorporated in Dubai, UAE and controlled by Mr. Kumar.

Exchange Agreements

On the closing date of the Business Combination, Aeries entered into exchange agreements with Mr. Kumar and with the Exchanging ATG Holders, respectively. The Exchanging ATG Holdings include Mr. Sudhir Appukuttan Panikassery, Mr. Ajay Khare, Mr. Unnikrishnan Balakrishnan Nambiar and the a controlled trust called the Aeries Employee Stock Option Trust established by ATG in 2020 (“ESOP Trust”). Pursuant to the Exchange Agreements, prior to April 1, 2024 and subject to certain exercise conditions, each holder of AARK ordinary shares and ATG ordinary shares may exchange up to 20% of the number of AARK ordinary shares and ATG ordinary shares, as applicable, held by such holder for Class A ordinary shares or cash, in each case as provided in the Exchange Agreements. From and after April 1, 2024 and subject to certain exercise conditions, Aeries shall have the right to acquire all of the AARK or ATG ordinary share for Class A ordinary shares or cash. In addition, after April 1, 2024 and subject to certain exercise condition, each shareholder of AARK and ATG ordinary shares shall have the right to require Aeries to provide Class A ordinary shares or cash in exchange for up to all of the AARK or ATG ordinary shares. Each share of AARK may be exchanged for 2,246 Class A ordinary shares and each ATG ordinary share may be exchanged for 14.40 Class A ordinary shares, in each case subject to certain adjustments. The Exchange Agreements are conditioned on satisfaction of: (a) approval from the RBI and any other regulatory approvals, if required; and (b) at least two of the following conditions: (i) consolidated twelve month EBITDA of all operating entities in which we have direct or indirect shareholding achieves of at least $6 million; (ii) consolidated twelve month revenue of all entities in which the Company has a direct or indirect shareholding achieves at least $60 million; (iii) minimum trading volume of (26 weeks average volume will be considered as the benchmark) of 60,000 shares; (iv) achievement of a trading price of at least $10.00 for 10 or more trading days in a 20-day period; (v) raising of funding of at least $10 million; or (vi) acquisition of one other business with a value of at least $5 million. The cash exchange payment may only be elected in the event approval from RBI is not obtained for exchange of shares and provided that Aeries has reasonable cash flow to be able to pay the cash exchange payment and such payment would not be prohibited by any then outstanding debt agreements or arrangements of Aeries.

Exchange of AARK Shares

On March 26, 2024, the Company determined that the exercise conditions in the Exchange Agreements with respect to Mr. Kumar and one of the Exchanging ATG Holders, Bhisham Khare, had been satisfied. On April 5, 2024, Mr. Kumar exchanged an aggregate amount of 9,500 AARK ordinary shares for 21,337,000 Class A ordinary shares.

DESCRIPTION OF Ordinary shares OF AERIES TECHNOLOGY INC.

We are a Cayman Islands exempted company and our affairs are governed by our Articles, the Companies Act (As Revised) (the “Companies Act”) and common law of the Cayman Islands. Pursuant to the Articles, we are authorized to issue 500,000,000 Class A ordinary shares, $0.0001 par value each, one Class V ordinary share, $0.0001 par value each, and 5,000,000 preference shares, $0.0001 par value each. As of the Record Date, On the Record Date, there were 44,557,996 class A ordinary shares and one Class V ordinary share issued and outstanding. Our Class A ordinary shares are registered under Section 12 of the Exchange Act and listed on Nasdaq.

The following description summarizes the material terms of our ordinary shares as set out more particularly in the Articles. Because it is only a summary, it may not contain all the information that is important to you. The description is qualified in its entirety by reference to our Articles, a copy of which has been filed as an exhibit to our most recent Annual Report on Form 10-K.

Ordinary Shares

Class A ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law. Unless specified in the Companies Act, our Articles or applicable stock exchange rules, an ordinary resolution, which requires the affirmative vote of a majority of the voting power of our ordinary shares that are voted, is required to approve any such matter voted on by our shareholders. Approval of certain actions will require a special resolution under Cayman Islands law and pursuant to our Articles such actions include amending our Articles and approving a statutory merger or consolidation with another company. Directors are appointed for a term of three years. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the voting power represented by the ordinary shares voted for the appointment of directors can appoint all of the directors. Holders of Class A ordinary shares are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

In the event of a liquidation, dissolution or winding up of the company, our holders of Class A ordinary shares at such time will be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the Class A ordinary shares. Our ordinary shareholders have no preemptive or other subscription rights.

There are no sinking fund provisions applicable to the ordinary shares.

The Class V ordinary share was issued to NewGen Advisors and Consultants DWC-LLC, a company incorporated in Dubai, United Arab Emirates with limited liability under registration No. 8754 (the “Class V Shareholder”). The Class V Shareholder may not transfer such share to any transferee and any attempted transfer of the Class V ordinary share will be void. The Class V Shareholder will vote together as a single class with holders of our Class A ordinary shares on all matters properly submitted to a vote of the shareholders. The Class V ordinary share has voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by Mr. Kumar of the AARK ordinary shares for Class A ordinary shares pursuant to the applicable Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual hostile change of control, and/or (ii) the appointment and removal of a director on the Board (collectively, the “Extraordinary Events”), and (2) in these circumstances, including the threat of a hostile change of control of Aeries, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class. In addition, the Class V Shareholder, voting as a separate class, is entitled to approve any amendment, alteration or repeal of any provision of our Articles that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class V ordinary share. The Class V Shareholder is not entitled to any dividends from us and is not entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

As a result of the exchange of certain AARK ordinary shares by Mr. Kumar for Class A ordinary shares, the number of votes represented by the sole Class V ordinary share was reduced from 51.0% to 1.3% of all votes attached to the total issued and outstanding Class A ordinary shares and the Class V ordinary share; however, this reduction will not affect the voting rights of the Class V ordinary share in the Extraordinary Events as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Class A ordinary shares as of the Record Date by:

●	each person known by Aeries to be the beneficial owner of more than 5% of Aeries’ outstanding ordinary shares;

●	each of Aeries’ current directors and named executive officers;

●	all of Aeries’ current directors and executive officers as a group; and

●	the Class V Shareholder.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of exercisable or exchangeable securities, within 60 days of the Record Date. Shares subject to the exercisable or exchangeable securities that are exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding such exercisable or exchangeable securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to Aeries, Aeries believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Class A ordinary shares Beneficially Owned	% of Class A ordinary shares Beneficially Owned	Voting % in Aeries(1)
Name and Address of Beneficial Owners
Five percent holders:
Venu Raman Kumar(2)	28,098,530	61.5%	59.8%
Sudhir Appukuttan Panikassery	5,151,005	11.6%	11.4

Class V Shareholder
Meet Atul Doshi(3)	-	-	1.3%

Executive Officers and Directors(4)
Sudhir Appukuttan Panikassery	5,151,005	11.6%	11.4
Unnikrishnan (Unni) Balakrishnan Nambiar(5)	660,847	1.5%	-
Bhisham (Ajay) Khare(6)	4,173,728	8.6%	-
Daniel S. Webb(7)	1,307,815	2.9%	1.2%
Venu Raman Kumar(2)	28,098,530	61.5%	59.8%
Alok Kochhar	-	-	-
Biswajit Dasgupta	-	-	-
Nina B. Shapiro	-	-	-
Ramesh Venkataraman	-	-	-
All named executive officers and directors (9 individuals)	39,391,925	76.9%	72.5%

(1)

We have a dual class ordinary share structure. As of the Record Date, there are 44,557,996 Class A ordinary shares and 1 Class V ordinary share outstanding. In accordance with our Articles, the V ordinary share has no economic rights, but has voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by Mr. Kumar of AARK ordinary shares for Class A ordinary shares pursuant to the applicable Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual hostile change of control and/or (ii) the appointment and removal of a director on our board of directors, and (2) in these circumstances, including the threat of a hostile change of control of Aeries, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class.

(2)

Includes (i) 5,638,530 Class A ordinary shares held directly by Innovo Consultancy DMCC, which is wholly owned by Mr. Kumar, (ii) 21,337,000 Class A ordinary shares held directly by Mr. Kumar, and (iii) the right to acquire up to 1,123,000 Class A ordinary shares pursuant to the applicable Exchange Agreement. The business address of Innovo Consultancy DMCC is Unit No: 1874, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, PO Box 62693, Dubai, United Arab Emirates.

(3)	Meet Atul Doshi is the sole beneficial owner of and has dispositive voting power of the Class V ordinary share held of record by NewGen Advisors and Consultants DWC-LLC. The Class V Shareholder is owned by a business associate of Mr. Kumar. Mr. Kumar does not have control over the Class V Shareholder, and the Class V Shareholder will not receive any compensation in connection with its ownership of the Class V ordinary share. Although the Class V Shareholder is not required by contract or otherwise to vote in a manner that is beneficial to Mr. Kumar and may vote the Class V Ordinary Share in its sole discretion, given the business relationship between the Class V Shareholder and Mr. Kumar, Mr. Kumar believes that the Class V Shareholder could protect the interests of Mr. Kumar from extraordinary events, such as a hostile takeover or board contest, prior to the exchange of all ordinary shares of AARK by Mr. Kumar. The business address of the Class V Shareholder is 707 Al Baha, Al Mankhoot, Dubai, UAE.
(4)	Unless otherwise noted, the business address of each of the directors and officers is 60 Paya Lebar Road, #08-13 Paya Lebar Square, Singapore.
(5)	Includes vested restricted stock units to receive 660,847 Class A ordinary share to be settled in a number of substantially equal monthly installments between August 15, 2024 and March 15, 2025.
(6)

Includes (i) the right to acquire up to 1,702,368 Class A ordinary shares pursuant to the applicable Exchange Agreement, of which 851,184 Class A ordinary shares are issuable pursuant to the exercise of exchange rights by the ESOP Trust, for which the reporting person is a beneficiary, and assumes distribution of the underlying shares by the ESOP Trust to Mr. Khare prior to an exchange for Class A ordinary shares, and (ii) vested restricted stock units to receive 2,471,360 Class A ordinary shares to be settled in a number of substantially equal monthly installments between August 15, 2024 and March 15, 2025.

(7)	Includes (i) 560,000 Class A ordinary shares, and (ii) vested restricted stock units to receive 747,815 Class A ordinary share to be settled in a number of substantially equal monthly installments between August 15, 2024 and March 15, 2025.

RESOLUTION NO. 2

APPROVAL OF SECTIONS 2 AND 3 OF AMENDMENT NO. 1 TO 2023 EQUITY INCENTIVE PLAN

Background and Reasons for the Plan Amendment

The Board is seeking shareholder approval, through an ordinary resolution, for Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan (the “Plan”). On June 8, 2024, the Board, upon the recommendation of the compensation committee of the Board (the “Committee”), approved Amendment No. 1 (the “Plan Amendment”) to the Plan. The Plan Amendment provided for (i) increasing the total number of Class A ordinary shares authorized under the Plan to 11,928,287 Class A ordinary shares (the “New Share Reserve”), (ii) amending the “evergreen” provision in the Plan to automatically increase the New Share Reserve by 5% on an annual basis or by such lesser amount that the Committee may determine (the “Evergreen Provision”), and (iii) removing the annual limits on issuing awards to a single individual under Sections 5(d) and 5(e) of the Plan. The portions of the Plan Amendment relating to the New Share Reserve and the Evergreen Provision are provided for in Section 2 and 3 of the Plan Amendment. The foregoing description of the Plan Amendment is a summary and is qualified in its entirety by reference to the Plan Amendment, a copy of which is attached to this proxy statement as Appendix A.

As of the Record Date, we had 3,880,022 vested restricted stock units issued and outstanding under the Plan, with no remaining shares available for grant. These vested restricted stock units are held by Mr. Webb, our Chief Financial Officer and Chief Investment Officer; Mr. Nambiar, our Chief Technology Officer; and Mr. Khare, our Chief Executive Officer. For further details regarding these vested restricted stock units, please refer to the footnotes regarding their beneficial ownership of our securities in the “Security Ownership of Certain Beneficial Owners and Management” section of this proxy statement. As of the Record Date, the closing price of our Class A ordinary shares on Nasdaq was $0.69.

The Board believes that the Plan Amendment, including Sections 2 and 3, is an important step to maintain an attractive equity incentive plan which is critical in attracting, motivating, and retaining qualified personnel who are essential to our success. The Board has approved the Plan Amendment, including Sections 2 and 3, and recommends that shareholders also approve Sections 2 and 3 of the Plan Amendment. If our shareholders do not approve Sections 2 and 3 of the Plan Amendment, we may be hindered in our ability to offer competitive compensation to existing employees and qualified candidates, which could prevent us from successfully attracting and retaining highly skilled employees.

New Plan Benefits

If the Plan Amendment is approved by our shareholders, the issuance of any awards under the Plan will be at the discretion of the Administrator (as defined below) under the Plan. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Material Terms of the Plan

The summary of the material features of the Plan and its operation provided below is qualified in its entirety by reference to the Plan which is incorporated by reference to (i) Exhibit 10.43 to our Annual Report on Form 10-K for our fiscal year ended March 31, 2024 and (ii) the Plan Amendment, a copy of which is attached as Appendix A to the this proxy statement.

Purpose

The Plan is intended to advance the interests of our shareholders by enhancing our ability to attract, retain, and motivate service providers by providing such providers with incentive compensation and equity ownership opportunities, thereby better aligning the interests of such providers with those of our shareholders.

Administration

The Plan will be administered by our board of directors or, if applicable, any other committee or subcommittee of our board of directors to the extent permitted in accordance with applicable laws (the “Administrator”). The Plan provides that the Compensation Committee of our board of directors (the “Committee”) will generally be responsible for administering the Plan, except as otherwise set forth in the Plan (including with respect to non-employee directors, whose awards will be administered by our board of directors), and subject to the discretion of our board of directors to change such responsibility. Our board of directors or the Committee may delegate to a committee of one or more directors or one or more officers of the Company the authority to grant or amend awards or to take other administrative actions, provided that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act; or (ii) officers of the Company (or directors) to whom authority to grant or amend awards has been delegated under the Plan. The Administrator may set restrictions on the delegation and may rescind the authority delegated at any time or may appoint a new delegate.

The Administrator shall, subject to the provisions of the Plan, including, in the case of the Committee, subject to the specific duties delegated by our board of directors to the Committee, and applicable law, have the authority, in its discretion:

●	to conduct the general administration of the Plan, including interpreting the Plan and award agreements, and adopting rules not inconsistent with the Plan or applicable law;

●	to determine the fair market value of the Class A ordinary shares;

●	to select the employees, directors and consultants to whom awards may be granted under the Plan;

●	to determine the type or types of awards to be granted to each employee, director or consultant (including, without limitation, any awards granted in tandem with another award granted pursuant to the Plan);

●	to determine the number of awards to be granted and the number of Class A ordinary shares to be covered by each award granted under the Plan;

●	to approve forms of award agreements for use under the Plan;

●	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, with such terms and conditions to include, but not being limited to, the exercise price, the time or times when awards may be exercised or vest, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the Class A ordinary shares relating thereto, based in each case on such factors as the Administrator will determine;

●	to institute and determine the terms and conditions of an Exchange Program as described in the Plan;

●	to determine whether, to what extent, and under what circumstances an award may be settled, or the exercise price of an award may be paid, in cash, Class A ordinary shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered;

●	to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

●	to modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option to purchase Class A ordinary shares at a specified exercise price, subject to any limitations set forth in the Plan;

●	to make all determinations in respect of adjustments and treatment of awards;

●	to allow holders of outstanding awards to satisfy withholding tax obligations in a manner consistent with Plan terms;

●	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an award previously authorized by the Administrator;

●	to allow a holder of an outstanding award to defer the receipt of the payment of cash or the delivery of Class A ordinary shares that otherwise would be due to such holder under such award;

●	to take all steps reasonably necessary to ensure that the Company and its affiliates comply with applicable law in connection with the Plan and any award; and

●	to make all other determinations deemed necessary or advisable for administering the Plan.

The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its or any other jurisdiction’s principles of conflicts of law.

Eligibility and Limitation on Awards to Participants

Eligibility under the Plan is limited to employees, directors and consultants of the Company and its affiliates who have been selected as participants by the Administrator; provided that India residents (as determined under applicable India law) are eligible under the Plan only if they are employees or directors. With respect to an option award intended to qualify as and designated as, and that satisfies the requirements to be, an “incentive stock option” as defined in Section 422 of the Internal Revenue Code (an “ISO”), such ISO may only be granted to an employee of the Company or a “parent corporation” or a “subsidiary corporation” of the Company (if any), as such terms are defined in Section 424 of the Internal Revenue Code, who is a US taxpayer.

As of the Record Date, the number of such eligible employees was approximately 1,050, the number of such eligible directors was 7, and the number of such eligible consultants was approximately 20 (other than directors). The Administrator, in its sole discretion, will determine which eligible recipients become participants in the Plan and the nature and amount of each award.

Term

If and when approved by the shareholders, the Plan will be effective as of the date of the consummation of the Business Combination. No awards shall be granted under the Plan later than 10 years following the earlier of its date of approval by our (i) board of directors or (ii) shareholders.

Exercisability

In the event of the termination of employment or service with the Company and its affiliates of a participant who has been granted one or more option awards that have vested as of the date of the termination of employment, then such awards shall be exercisable at such time or times and subject to such terms and conditions as set forth in the respective award agreement, but no later than the expiration of the term of such options as set forth in the respective award agreement; provided that, if the award agreement does not specify such an exercise period, then such period will be three months unless the termination occurs as a result of the service provider’s death or disability, and such period will be twelve months if the termination occurs as a result of the service provider’s death or disability. The Administrator may accelerate the vesting of or waive restrictions on awards, in whole or in part, for any reason.

Securities Subject to the Plan

Subject to customary capitalization adjustments, the maximum number of Class A ordinary shares that may be issued under the Plan may not exceed 9,031,027 Class A ordinary shares (the “Maximum Number of Shares”). If, on a going forward basis, on any given date, the Maximum Number of Shares is less than ten percent (10%) of the equity of the Company, on a fully-diluted basis (inclusive of the shares available for issuance under the Plan), then the Maximum Number of Shares shall be automatically increased at such time in order for the Maximum Number of Shares to represent ten percent (10%) of the equity of the Company on a fully-diluted basis. If the Plan Amendment is approved by our shareholders, the Maximum Number of Shares will increase to 11,928,287 and will automatically increase by five percent (5%) annually, or by a lesser amount as determined by the Committee. Any shares of the Company subject to an award that expire or become exercisable without having been exercised in full, or that are surrendered, shall become available for future grants or sale under the Plan.

Any Class A ordinary shares subject to an award that are forfeited, cancelled, exchanged or surrendered, or if an award otherwise terminates or expires without a distribution of shares, shares with respect to such awards shall again be available for grant under the Plan. The Plan provides that Class A ordinary shares issued under an award will not be returned to the Plan and will not be available for future distribution. Notwithstanding the prior sentence, if shares issued pursuant to awards of restricted shares or restricted share units are subsequently repurchased by the Company or forfeited due to a failure to vest, then such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent that an award under the Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Plan. Further, awards issued under the Plan in connection with a corporate transaction in substitution for outstanding equity awards issued by another company or entity will not result in reducing the number of shares available for issuance under the Plan, except as otherwise required by the Internal Revenue Code.

In the event of a change in capitalization, including any share dividend or other distribution, share split, share subdivision, reverse share split, share consolidation, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of the Company, or other equity restructuring or change in the corporate structure of the Company affecting the shares, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be conferred under the Plan, shall make equitable adjustments to (a) the aggregate number of Class A ordinary shares reserved for issuance under the Plan, (b) the number and grant or exercise price of shares covered by outstanding awards under the Plan, and (c) the terms and conditions of outstanding awards under the Plan.

Types of Awards

Share Options

The Plan authorizes awards of share options, which includes (i) an ISO, and (ii) an option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO (“Nonstatutory Share Option”). Subject to the limits of the Plan, the Administrator may grant options for such number of shares and having such terms as the Administrator designates.

Options shall vest and be exercisable in the timeframe determined by the Administrator. No option shall be exercisable after ten years from the date such option is granted.

The exercise price of shares under an option is determined by the Administrator, but, with respect to ISOs, the exercise price shall not be less than 100% of the fair market value of an Class A ordinary share on the date of grant. Options may be exercised in whole or in part, but may not be exercised for a fraction of a share.

Under the Plan, to the extent permitted under applicable law, the Administrator in its sole discretion may make available one or more of the following alternatives for the payment in whole or in part of the option exercise price: (i) payment in cash or its equivalent; (ii) payment in unrestricted ordinary shares already owned by the participant with a fair market value equal to the exercise price of the shares as to which such share option will be exercised; (iii) payment through any means of a cashless exercise program; (iv) a net exercise; or (v) any other form of consideration approved by the Administrator (or any combination of the foregoing). Options may be exercised in whole or in part by giving written notice of exercise under the Plan and award agreement, and by complying with other required deliverables thereunder.

Each option will be designated in the underlying award agreement as either an ISO or a Nonstatutory Share Option. Notwithstanding such designation, to the extent that the fair market value of the underlying shares with respect to which ISOs are exercisable for the first time by the participant exceeds $100,000, then such options will be treated as Nonstatutory Share Options to the extent required by the Internal Revenue Code. Any ISO granted to an owner of more than 10% of the total combined voting power of all classes of company stock will have an exercise price that is not less than 110% of the fair market value of an Class A ordinary share on the grant date, and the term of the ISO shall not exceed five years after the grant date.

The holder of an option shall generally have no rights of a shareholder, including voting, dividend, and other distribution rights, until the Class A ordinary shares underlying the option have been issued to the participant following exercise of the option.

Share Appreciation Rights (SARs)

The Plan authorizes awards of SARs to be granted to participants. The Administrator, in its sole discretion, will determine the terms and conditions of the SARs as well as the number of shares subject to any award of SARs.

A SAR award generally entitles the holder, upon exercise of the SAR, to receive payment in an amount determined by multiplying (i) the excess of the fair market value of a share of Class A ordinary shares on the date of exercise over the base price established for such SAR on its grant date, by (ii) the number of shares as to which such SAR is being exercised. The Administrator has discretion to determine the form of payment upon exercise of a SAR, which may be in cash, shares of equivalent value, or some combination thereof. The exercise rules described above for options generally also apply to SARs.

No SAR may be exercised past the expiration date set forth in the award agreement, which in no event will be later than ten years from the date such SAR is granted.

The holder of a SAR shall generally have no rights of a shareholder, including voting, dividend, and other distribution rights, unless and until Class A ordinary shares underlying the SAR have been issued to the participant following exercise of the SAR.

Restricted Share Awards

The Administrator may, in its discretion, grant restricted share awards to participants, in accordance with the terms of the Plan, which are Class A ordinary shares that are subject to certain restrictions that lapse at the end of a specified period or periods of time and/or upon attainment of specified performance objectives (the restricted period).

The Administrator will determine the restricted period(s), the number of restricted shares to be awarded, the price (if any) to be paid by the participant to acquire such shares, the form of payment (if applicable), the nature of any restrictions on such shares, and such other terms and conditions as the Administrator determines in its sole discretion. Unless the Administrator determines otherwise, the Company will hold restricted shares in escrow until the restrictions on such restricted shares have lapsed. A participant shall forfeit a restricted share award in accordance with the terms of the grant if the conditions established by the Administrator are not satisfied and/or attained.

Except as otherwise provided in an award agreement relating to a restricted share award, the holder of such award shall generally have all rights as a company shareholder during the restricted period, including, but not limited to, voting rights and the right to receive dividends applicable to all holders of Class A ordinary shares.

Restricted Share Units

The Administrator may, in its discretion, grant restricted share units to participants, in accordance with the terms of the Plan, providing the right to receive one unrestricted, fully-transferable Class A ordinary share for each such unit, or, in lieu thereof and to the extent provided in the applicable award agreement or as determined thereafter by the Administrator, to receive in cash the then-fair market value of such share, or a combination thereof, on the date or dates or upon the occurrence of one or more events specified in the award agreement.

The Administrator will determine the restricted period(s), the number of restricted share units to be awarded, the nature of any restrictions on such units, and such other terms and conditions as the Administrator determines in its sole discretion. Unless the Administrator decides otherwise, an award of restricted share units is eligible to vest only for so long as the participant remains employed or is providing services to the Company.

During the restricted period, the Administrator may reduce or waive any vesting criteria to be met, at its sole discretion. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout in accordance with the terms of the Plan. All unearned restricted share units will be forfeited on the date specified in the award agreement.

The holder of a restricted share unit award shall generally have no rights of a shareholder during the restricted period, including voting, dividend, and other distribution rights, with respect to any restricted share units prior to the date that they are settled in shares.

Other Share-Based Awards

Subject to the limits described in the Plan, and in addition to the awards described above, the Administrator may issue other forms of awards that may be denominated or payable in Class A ordinary shares, as it determines. Subject to the provisions of the Plan, the Administrator may determine the individuals to whom, and the times at which, such other share-based awards shall be granted, the number of shares to be granted pursuant to such other share-based awards, the manner in which such other share-based awards shall be settled (e.g., in shares, cash or other property), the conditions to the vesting and/or payment of such other share-based awards, and all other terms and conditions of such other share-based awards.

Cash Awards

The Administrator may grant awards that are denominated in or payable solely in cash, subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion.

Dividend Equivalents

The Administrator may, in its sole discretion, grant dividend equivalents under the Plan, either alone or in tandem with another award. Dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of the award will only be paid to the participant to the extent that the vesting conditions for such award are satisfied.

Foreign Holders

The Plan permits that Administrator, in its sole discretion, to, among other powers, modify the terms and conditions of awards available under the Plan and to establish sub-plans in order to comply with laws, regulatory exemptions, and listing standards outside of the United States.

Transfer of Awards

Generally, until an award has been exercised or the underlying shares have been issued, no award under the Plan may be transferred, except as provided in an award agreement or with prior written consent of the Administrator.

Amendment and Termination

Our board of directors can amend, alter, suspend, or terminate the Plan at any time, but no amendment, alteration suspension, or termination shall, unless permitted by the terms of the Plan, be made that would impair the rights of a participant without the participant’s written consent. Our board of directors will obtain the approval of the Company’s shareholders as required to comply with applicable law. The Administrator may amend, modify, or terminate any outstanding award, provided that no such amendment shall, unless permitted by the terms of the Plan, materially and adversely impair the rights of any participant under the Plan without the participant’s written consent. No awards may be granted or awarded during any period of suspension or after termination of the Plan.

Dissolution or Liquidation

In the event that the Company winds up, dissolves or liquidates, the Administrator will notify each participant of such proposed transaction. To the extent that an award has not been previously exercised, the award will terminate immediately prior to the consummation of such proposed action.

Change in Control

In the event of a change in control (as defined under the Plan), an outstanding award will be treated as the Administrator determines in its sole discretion, which may include having the successor entity assume or substitute for the award, terminating the award, accelerating the vesting of or waiving restrictions on the award in whole or in part (including deeming any performance targets to have been achieved at the greater of actual performance or target levels), terminating the award in exchange for cash and/or property, or any combination of permissible actions. In taking such actions, the Administrator is not obligated to treat all awards similarly.

Clawback

Any award subject to recovery under any law, government regulation, stock exchange listing requirement, award agreement or company policy will be subject to such deductions and clawback as may be required to be made pursuant thereto (or any award agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise), whether or not such clawback policy was in place at the time of the grant of an award.

Board Recommendation and Required Vote

We believe that the approval of Sections 2 and 3 of the Plan Amendment is important for our ability to remain competitive in continuing to attract and retain highly skilled employees.

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached as Appendix A to the proxy statement, be approved.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of Sections 2 and 3 of the Plan Amendment, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders holding a simple majority of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

RESOLUTION NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Manohar Chowdhry & Associates (“MCA”) as our independent registered public accounting firm for the fiscal years ended March 31, 2025, 2024 and 2023. At the Annual Meeting, shareholders will be asked to ratify the audit committee’s appointment of MCA as our independent registered public accounting firm for the fiscal years ended March 31, 2025, 2024 and 2023. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm for fiscal 2025 at any time during the year if the audit committee determines that such a change would be in our shareholders’ best interests.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of MCA. Assuming the presence of a quorum, the required vote to approve the proposal is a special resolution, which requires the affirmative vote of the holders holding at least 75% of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. In the event that the shareholders do not ratify the selection of MCA at the Annual Meeting, the audit committee will reconsider its selection for fiscal 2025. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm for fiscal 2025 at any time during the year if the audit committee determines that such a change would be in our shareholders’ best interests.

Information Concerning Independent Registered Public Accounting Firm

Representatives of MCA are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.

Fees Paid to MCA for Fiscal 2024 and Fiscal 2023

The following table sets forth the fees billed or to be billed by MCA for professional services rendered with respect to the fiscal years ended March 31, 2024 and March 31, 2023. All of these services were approved by the audit committee.

Type of Fee	Fiscal 2024 ($)	Fiscal 2023 ($)
Audit Fees(1)	30,000	25,000
Audit-related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total Fees	30,000	25,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by MCA in connection with regulatory filings.
(2)	Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees” above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All other fees consist of fees billed for all other services.

Pre-Approval Policies and Procedures

The engagement of MCA for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that MCA provides or in which there is another compelling rationale for using its services.

Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages MCA require pre-approval by the audit committee. Under our audit committee’s charter, the committee will approve all audit engagement fees and terms, pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the committee’s ongoing pre-approval of permitted services. The required pre-approval policies and procedures were complied with during fiscal 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2024. The information contained in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference in such filing.

The audit committee has reviewed and discussed our audited financial statements with management. The audit committee has reviewed and discussed the audited financial statements with Manohar Chowdhry & Associates, including such items as are required to be discussed by the applicable standards of the Public Company Accounting Oversight Board and the SEC. The audit committee has received from the independent registered public accounting firm, Manohar Chowdhry & Associates, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the audit committee has discussed with Manohar Chowdhry & Associates the independence of the independent registered public accounting firm.

After review of the discussions and written correspondence described above, as well as such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to our Board that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

The Audit Committee of the Board

/s/ Nina B. Shapiro, Chairperson

/s/ Alok Kochhar

/s/ Biswajit Dasgupta

RESOLUTION NO. 4

APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES

The Board has approved, declared advisable, and recommends that shareholders approve, by special resolution, the amendment and restatement of the Company’s current Articles in their entirety through the adoption of the Second Amended and Restated Memorandum and Articles of Association (“New Articles”).

The following discussion is qualified in its entirety by reference to the New Articles, which are attached to this proxy statement as Appendix B and incorporated herein by reference. The attached copy reflects deletions shown as strike-outs and additions shown as underlining to the text of the current Articles. Capitalized terms used but not defined in herein have the meanings ascribed to them in the New Articles.

Summary of Amendments and Reasons for the Proposed Amendments

The proposed amendments to the current Articles primarily involve the following changes:

●	Removing requirements for a special resolution of the shareholders for certain corporate actions; and

●	Declassifying the Board after directors’ initial terms expire following the Business Combination.

Removal of Special Resolution Requirements

Article 17.1 of the current Articles require a special resolution of the shareholders to approve, adopt or authorize the following corporate actions:

(a) increase its share capital by such sum as the Special Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b) change the name of the Company;

(c) Change of Control;

(d) commence the voluntary liquidation, winding-up or dissolution of the Company or any of its material subsidiaries (except following a sale of all or substantially all of the assets of the Company and its subsidiaries), file a petition in bankruptcy or insolvency or enter into any arrangement for the benefit of creditors, commence any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any of its material subsidiaries, or adopt a plan with respect to any of the foregoing, or acquiesce or agree to any of the foregoing commenced or petitioned for on an involuntary basis;

(e) materially change the principal line of business of the Company or its subsidiaries;

(f) undertake any variation of the terms of any class of Shares;

(g) undertake any conversion of debt securities of the Company into Shares or other equity securities of the Company;

(h) appoint or remove any auditor of the Company;

(i) increase or reduce the number of Directors;

(j) remove any Director from the board of the Company before the expiration of their term;

(k) sell, lease or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of the assets or business of the Company or any of its subsidiaries;

(l) grant any loans, guarantees or security to any corporate body or person valued at an aggregate amount that exceeds $50 million, excluding loans to a direct or indirect subsidiary of the Company;

(m) enter into any Related Party Transactions valued at an amount that exceeds $10 million;

(n) sell assets of the Company, by a single or series of related transactions, valued at an aggregate amount that exceeds $50 million;

(o) change any significant accounting policy of the Company (other than as required by any accounting pronouncements or interpretations under the generally accepted accounting principles of the United States or Applicable Law);

(p) undertake any action to alter, amend and/or restate the Memorandum and Articles and/or the organizational documents of any subsidiaries of the Company;

(q) issue any equity securities of the Company in excess of $10 million or undertake any action with respect to the issuance of equity securities of any of the Company’s subsidiaries;

(r) reduce its share capital or any capital redemption reserve fund;

(s) declare, pay or distribute dividends or any other distributions by the Company, including interest on capital; and/or

(t) agree or commit to any of the foregoing.

The Board proposes to replace the above list (the “Current List for Article 17.1”) with a streamlined list of corporate action items that require a special resolution of the shareholders under Cayman Islands law, as below (the “New List for Article 17.1”).

(a) change the Company’s name;

(b) alter or adding to the Articles;

(c) alter or add to the Memorandum; and

(d) reducing the Company’s share capital or any capital redemption reserve fund.

In addition, for any Change of Control transactions, the Board proposes requiring an ordinary resolution of the shareholders, except in cases where a special resolution of the shareholders is required by law (see proposed amendments to Articles 17.1 and 16.1). The Board also proposes requiring an ordinary resolution of the shareholders to increase or decrease the Board size (see proposed amendment to Article 26.1) and allowing the Board to determine the issuance of redeemable shares without requiring a special resolution of the shareholders (see proposed amendment to Article 10.1).

As a result of the proposed amendments, items (d), (e), (f), (g), (k), (h), (l), (m), (n), (o), (q), and (s) of the Current List for Article 17.1, as well as the issuance of redeemable shares, will no longer require a special resolution of the shareholders under the New Articles. These matters will be determined by the Board unless otherwise required by the New Articles or Cayman Islands law, including the following:

●	A voluntary winding up requires a special resolution under Cayman Islands law.

●	A change involving all or substantially all of the Company’s and its subsidiaries’ assets, classified as a Change of Control transaction, requires an ordinary resolution under the New Articles.

●	Changes to the terms of any class of shares, including share consolidations, subdivisions, or adjustments to share capital, may require either an ordinary resolution or a special resolution, as provided in the Articles and Cayman Islands law.

The Board believes these amendments, which grant the Board decision-making authority, will enable the Company to respond swiftly to business opportunities, challenges, and emergencies. By delegating corporate actions that do not require shareholder approval under Cayman Islands law to the Board, the Company can ensure timely decision-making while minimizing delays and administrative costs. This approach allows the Company to allocate resources more effectively toward executing business strategies rather than navigating prolonged shareholder approval processes, thereby enhancing efficiency and reducing costs. Ultimately, these amendments strengthen the Company’s ability to compete effectively while maintaining robust governance through the Board’s fiduciary duties.

Additionally, under the New Articles, item (c) of the Current List for Article 17.1 will require an ordinary resolution of the shareholders, except in cases where a special resolution of the shareholders is required by law. Items (i) and (j) of the Current List for Article 17.1 will also require an ordinary resolution of the shareholders under the New Articles.

The Board believes these amendments help prevent a minority of voting power from obstructing actions that serve the best interests of the majority of shareholder voting power. Lowering the voting threshold for corporate actions requiring shareholder approval, while maintaining appropriate oversight, enhances the Company’s ability to respond efficiently to evolving governance and strategic needs. Additionally, the proposed amendments reduce the risk of shareholder apathy preventing actions that have the support of a majority of shareholder voting power under Cayman Islands law. If adopted, these amendments would allow a majority of shareholder voting power to approve transactions beneficial to the Company and its shareholders, in alignment with Cayman Islands law.

Declassifying the Board after directors’ initial terms expire following the Business Combination

The current Articles provide that the Company shall have a staggered Board, with each director serving a three-year term. The proposed amendments will change the term of the directors, including the Class I directors, to one year after they have served their initial term following the Business Combination.

The Board believes that transitioning from a staggered three-year term to annual elections enhances corporate governance best practices and aligns the Company with market standards for public companies. Annual director elections promote greater accountability to shareholders, allowing them to regularly assess and influence Board composition based on the Company’s performance and strategic direction. This change also provides the flexibility to refresh Board leadership as needed, ensuring that the Board continues to reflect the right mix of skills, experience, and perspectives to support the Company’s long-term success. It can also reduce the risk of entrenchment, ensuring that directors remain engaged and aligned with the evolving needs of the Company and its shareholders.

Board Recommendation and Required Vote

Our Board unanimously recommends that you vote FOR the resolution below:

To resolve, by special resolution, that Company’s Amended and Restated Memorandum and Articles of Association in effect be further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Appendix B to the proxy statement, be approved.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of the articles amendment proposal, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is a special resolution, which requires the affirmative vote of the holders holding at least 75% of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

ADDITIONAL INFORMATION

Future Shareholder Proposals and Nominations for the Next Annual General Meeting

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our next annual general meeting (“2026 Annual Meeting”) of shareholders must be received by us no later than November 27, 2025, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the SEC. Shareholder proposals should be addressed to our legal department at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore. However, in the event that the Company holds its 2026 Annual Meeting more than 30 days before or 30 days after the one-year anniversary date of this Annual Meeting, the Company will disclose the new deadline by which shareholder proposals must be received.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Company for next year’s annual meeting.

Householding - Shareholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our Notice or other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and also helps protect the environment.

We expect that a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Notice and, if applicable, a single set of other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, other proxy materials, you may write or email our Investor Relations department at 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore, email: IR@aeriestechnology.com, or call our Transfer Agent at 800-509-5586.

Any shareholders who share the same address and currently receive multiple copies of our Notice or other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding.

ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2024, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: AERIES TECHNOLOGY, INC. AT 60 PAYA LEBAR ROAD, #08-13, PAYA LEBAR SQUARE, SINGAPORE, ATTN: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT IR@AERIESTECHNOLOGY.COM and HTTPS://IR.AERIESTECHNOLOGY.COM/.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Raman Kumar
Raman Kumar
Chairman
February 14, 2025

Appendix A

AERIES TECHNOLOGY, INC.

AMENDMENT NO. 1 TO THE

2023 EQUITY INCENTIVE PLAN

This AMENDMENT NO. 1 TO THE 2023 EQUITY INCENTIVE PLAN is approved and adopted by the Board of Directors of Aeries Technology, Inc., a Cayman Islands exempted company, as of June 8, 2024.

WHEREAS, Aeries Technology, Inc. (the “Company”) maintains the Aeries Technology, Inc. 2023 Equity Incentive Plan (the “Plan”) which was previously adopted by the Board of Directors (the “Board”) of the Company and approved by the shareholders of the Company;

WHEREAS, the Compensation Committee (the “Committee”) has recommended to the Board to increase the maximum aggregate number (the “Share Reserve”) of Shares (as defined in the Plan) that may be subject to Awards (as defined in the Plan) and sold under the Plan because the reserved number has become insufficient for the Company’s anticipated needs under the Plan and to provide for an automatic annual increase in the Share Reserve;

WHEREAS, the Committee has further recommended to the Board to remove certain limits under the Plan related to awards issuable to Participants (as defined in the Plan) under the Plan;

WHEREAS, Section 19.b of the Plan provides that the Board may amend the Plan;

WHEREAS, the Board has determined it to be advisable and in the best interests of the Company and its shareholders to approve this Amendment No 1 (this “Amendment”) to the Plan and submit Section 1 of this Amendment for approval by the Company’s shareholders;

WHEREAS, Section 1 of this Amendment will become effective upon approval by the Company’s shareholders at the a properly noticed and called shareholder meeting, and until such approval, or, if for any reason the Company’s shareholders do not approve Section 1 of this Amendment, the existing Plan shall continue in full force and effect, with Sections 2 and 3 of this Amendment being incorporated.

NOW, THEREFORE, the Plan is hereby amended as follows (capitalized terms used herein without definition shall have the meanings assigned thereto in the Plan):

1.	Section 3(a) of the Plan is amended and restated in its entirety with the following:

“Shares Subject to this Plan. Subject to the provisions of Section 14, the aggregate number of Shares that may be subject to Awards and sold under this Plan is 11,928,287, which is inclusive of Shares previously authorized for issuance under this Plan (the “Initial Share Pool”). In addition, the Initial Share Pool will automatically increase on January 1st of each year, for a period of not more than 9 years, commencing on January 1, 2025 and ending on (and including) January 1, 2033, by the lesser of (a) 5% of the total number of Shares outstanding on December 31st of the immediately preceding calendar year, and (b) such number of Shares determined by the Board in its sole discretion. Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the Initial Share Pool. The Shares may be authorized but unissued, or reacquired Shares.”

2.	Section 5(d) of the Plan is hereby deleted in its entirety.

3.	Section 5(e) of the Plan is hereby deleted in its entirety.

4.	Effective Date of Amendment. Section 1 of this Amendment to the Plan shall become effective upon the date that it is approved by the Company’s shareholders in accordance with applicable laws and regulations. Sections 2 and 3 of this Amendment to the Plan shall become effective as of the date of Board approval.

5.	Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

A-1

Appendix B

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AERIES TECHNOLOGY, INC.

(adopted by special resolution dated ~~November 2~~[____], 202~~3~~5 ~~and effective on NOVEMBER 6, 2023~~)

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

AERIES TECHNOLOGY, INC.

(adopted by special resolution dated ~~November 2~~[____], 202~~3~~5 ~~AND EFFECTIVE ON NOVEMBER 6, 2023~~)

1	The name of the Company is Aeries Technology, Inc.

2	The Registered Office of the Company shall be at the offices of ~~Walkers~~Maples Corporate Services Limited, ~~190 Elgin Avenue, George Town~~PO Box 309, Ugland House, Grand Cayman ~~KY1-9008~~, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4	The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

5	The share capital of the Company is US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each.

6	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7	Capitalised terms that are not defined in this Second Amended and Restated Memorandum of Association bear the respective meanings given to them in the Second Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AERIES TECHNOLOGY, INC.

(adopted by special resolution dated ~~November 2~~[____], 202~~3~~5 ~~AND EFFECTIVE ON NOVEMBER 6, 2023~~)

1	Interpretation

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“AARK”	means Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D.

“AARK Ordinary Shares”	means the ordinary shares of AARK, par value SGD1.00 per share.

“Aeries”

means Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares, with company registration number U74999MH2014PTC257474, and a subsidiary of the Company.

“Aeries Shares”	means the ordinary shares, in the capital of Aeries, par value of INR 10 per share.

“Affiliate”

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these second amended and restated articles of association of the Company.

“Audit Committee”	means the audit committee of the board of Directors established pursuant to the Articles, or any successor committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Change of Control”

means the occurrence of any of the following events: (a) any person or any group of persons acting together which would constitute a “group” for purposes of Section 13(d) of the U.S. Securities Exchange Act of 1934 or any successor provisions thereto is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities; (b) there is consummated a merger or consolidation of the Company with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Company immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the person resulting from such merger or consolidation; or (c) the Members approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by the Company of substantially all of the assets of the Company and its subsidiaries (including Aark), taken as a whole.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class V Share”	means the Class V ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Clearing House”

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Company”	means the above named company.

“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of Directors established pursuant to the Articles, or any successor committee.

“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Capital Market.

“Directors”	means the directors for the time being of the Company.

“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Effective Date”	means November 6, 2023.

“Electronic Communication”

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.

“Exchange”

means the transfer of Aeries Shares held by parties other than AARK and/or AARK Ordinary Shares held by parties other than the Company, for Class A Shares or cash pursuant to exchange agreements between the Company and such parties.

“Exchange Act”

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Hostile Change of Control”

means a Change of Control which has not been approved by a Special Resolution or an Ordinary Resolution, as applicable, at or before the earlier of (a) a public announcement by any person of the intention to obtain a sufficient number of the Company’s then outstanding voting securities as would upon their acquisition constitute a Change of Control or (b) upon a Change of Control and during the continuation thereof.

“Indemnified Person”	has the meaning assigned to such term in Article 44.1.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the second amended and restated memorandum of association of the Company.

“Nominating Committee”	means the nominating committee of the board of Directors established pursuant to the Articles, or any successor committee.

“Officer”	means a person appointed to hold an office in the Company.

“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Proportionate Reduction”	has the meaning assigned to such term in Article 5.4.

“Register of Members”	means the register of Members of the Company maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Related Party Transaction”

means a transaction between the Company and (i) its officers or directors, (ii) a person related by blood or marriage to any such officer or director or (iii) an entity in which any such person, directly or indirectly has more than a 5% beneficial interest.

“$”	means United States dollar.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a Class A Share, the Class V Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution”	means a resolution which:

(a)

has been passed by at least 75% of the votes of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given; or

(b)

has been approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members aforesaid, and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Statute”	means the Companies Act (As Revised) of the Cayman Islands.

“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)	any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)	the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3	Issue of Shares and other Securities

3.1	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting)~~, Article 17~~ and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

3.2	~~Subject to Article 17, t~~The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3	~~Subject to Article 17, t~~The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4	The Company shall not issue Shares to bearer.

4	Class A Shares

4.1	Class A Shares shall carry the right to receive notice of and to attend, to speak at and to vote at any general meeting of the Company.

4.2	In the event of a winding up or dissolution of the Company, whether voluntary or involuntary or for the purposes of a reorganisation or otherwise or upon any distribution of capital, the Class A Shares shall, subject to any Applicable Law and the rights, if any, of the holders of any outstanding Preference Shares, carry the right to receive all the remaining assets of the Company available for distribution to the Members, ratably in proportion to the number of Class A Shares held by them.

4.3	Class A Shares shall, subject to any Applicable Law and the rights, if any, of the holders of any outstanding Preference Shares, carry the right to receive such dividends and other distributions (payable in cash, property or shares of the Company) when, as and if declared thereon by the Directors from time to time out of any assets or funds of the Company legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

5	Class V Share

5.1	The Class V Share shall carry the right to receive notice of and to attend, to speak at and to vote at any general meeting of the Company.

5.2	In the event of a winding up or dissolution of the Company, whether voluntary or involuntary or for the purposes of a reorganisation or otherwise or upon any distribution of capital, the holder of the Class V Share shall be entitled, pari passu with the holders of Class A Shares, to an amount equal to the capital paid up on such Class V Share. The Class V Share shall not carry any other right to participate in the profits or assets of the Company.

5.3	The Class V Share shall not carry the right to receive dividends or other distributions, and dividends and other distributions shall not be declared or paid on the Class V Share.

5.4	The Class V Share shall have restrictions on transfer as set forth in Article 9.1. Upon the Exchange of any AARK Ordinary Shares for Class A Shares, the voting power of the Class V Share shall be reduced in proportion to the AARK Ordinary Shares exchanged to that of the AARK Ordinary Shares held by Venu Raman Kumar on the Effective Date (the “Proportionate Reduction”), provided, however, such Proportionate Reduction will not, in any way, affect the voting rights of the Class V Share as described in Articles 22.1(b) and 22.2 below. For illustrative purposes only and as an example, if there is an Exchange of 25% of the AARK Ordinary Shares, the voting power of the Class V Share will be reduced by 25% and be equal to 26% multiplied by 75%, or 19.5%, for all purposes other than with respect to the matters addressed in Articles 22.1(b) and 22.2 below. Upon the Exchange of all AARK Ordinary Shares, other than the AARK Ordinary Shares held by the Company, the Class V Share shall automatically and without further action on the part of the Company or any holder of such Class V Share be forfeited and cancelled.

5.5	Once forfeited and cancelled, the Class V Share may not be reissued.

6	Register of Members

6.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

6.2	The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

7	Closing Register of Members or Fixing Record Date

7.1	For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

7.2	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

7.3	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

8	Certificates for Shares

8.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

8.2	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

8.3	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

8.4	Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

8.5	Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

9	Transfer of Shares

9.1	Subject to the terms of the Articles, any Member may transfer all or any of their Shares, other than the Class V Share, by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit. For the avoidance of doubt, no holder of the Class V Share may transfer the Class V Share to any person and any attempted transfer of the Class V Share shall be void and the Directors shall refuse to register the transfer of the Class V Share.

9.2	The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

10	Redemption, Repurchase and Surrender of Shares

10.1	Subject to the provisions of the Statute, ~~Article 17~~ and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the ~~Company may, by Special Resolution,~~Directors may determine before the issue of such Shares.

10.2	Subject to the provisions of the Statute, ~~Article 17~~ and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in this Article 10 shall not require further approval of the Members.

10.3	~~Subject to Article 17, t~~The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

10.4	The Directors may accept the surrender for no consideration of any fully paid Share.

11	Treasury Shares

11.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

11.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

12	Variation of Rights of Shares

12.1	Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class), whether or not the Company is being wound up, shall not be varied without the unanimous consent of the holders of the issued Shares of that class.

12.2	The Company shall issue only fully paid shares.

13	Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of their subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

14	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

15	Transmission of Shares

15.1	If a Member dies, the survivor or survivors (where they were a joint holder), or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to their Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which they were a joint or sole holder.

15.2	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by them to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

15.3	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered themself or to have some person nominated by them be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

16	Amendments of Memorandum and Articles of Association and Alteration of Capital

16.1	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(b)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination; ~~and~~

(c)	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value~~.~~; and

(d)	approve any Change of Control, except for such Change of Control events that are required by law to be approved by Special Resolution.

16.2	All new Shares created in accordance with the provisions of this Article 16 shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

17	Special Resolution Matters

17.1	Subject to Applicable Law, the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company shall not and the Directors shall not allow the Company to undertake any of the following actions without the prior approval by a Special Resolution of the Company:

~~(a)~~	~~increase its share capital by such sum as the Special Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;~~

~~(b)~~	~~change the name of the Company;~~

~~(c)~~	~~Change of Control;~~

(a)	change the Company’s name;

(b)	alter or add to the Articles;

(c)	alter or add to the Memorandum; and

(d)	reduce the Company’s share capital or any capital redemption reserve fund.

~~(d)~~	~~commence the voluntary liquidation, winding-up or dissolution of the Company or any of its material subsidiaries (except following a sale of all or substantially all of the assets of the Company and its subsidiaries), file a petition in bankruptcy or insolvency or enter into any arrangement for the benefit of creditors, commence any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any of its material subsidiaries, or adopt a plan with respect to any of the foregoing, or acquiesce or agree to any of the foregoing commenced or petitioned for on an involuntary basis;~~

~~(e)~~	~~materially change the principal line of business of the Company or its subsidiaries;~~

~~(f)~~	~~undertake any variation of the terms of any class of Shares;~~

~~(g)~~	~~undertake any conversion of debt securities of the Company into Shares or other equity securities of the Company;~~

~~(h)~~	~~appoint or remove any auditor of the Company;~~

~~(i)~~	~~increase or reduce the number of Directors;~~

~~(j)~~	~~remove any Director from the board of the Company before the expiration of their term;~~

~~(k)~~	~~sell, lease or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of the assets or business of the Company or any of its subsidiaries;~~

~~(l)~~	~~grant any loans, guarantees or security to any corporate body or person valued at an aggregate amount that exceeds $50 million, excluding loans to a direct or indirect subsidiary of the Company;~~

~~(m)~~	~~enter into any Related Party Transactions valued at an amount that exceeds $10 million;~~

~~(n)~~	~~sell assets of the Company, by a single or series of related transactions, valued at an aggregate amount that exceeds $50 million;~~

~~(o)~~	~~change any significant accounting policy of the Company (other than as required by any accounting pronouncements or interpretations under the generally accepted accounting principles of the United States or Applicable Law);~~

~~(p)~~	~~undertake any action to alter, amend and/or restate the Memorandum and Articles and/or the organizational documents of any subsidiaries of the Company;~~

~~(q)~~	~~issue any equity securities of the Company in excess of $10 million or undertake any action with respect to the issuance of equity securities of any of the Company’s subsidiaries;~~

~~(r)~~	~~reduce its share capital or any capital redemption reserve fund;~~

~~(s)~~	~~declare, pay or distribute dividends or any other distributions by the Company, including interest on capital; and/or~~

~~(t)~~	~~agree or commit to any of the foregoing.~~

18	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

19	General Meetings

19.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

19.2	The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

19.3	The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

19.4	Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

20	Notice of General Meetings

20.1	At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

20.2	The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

21	Proceedings at General Meetings

21.1	No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares entitled to vote at a general meeting, being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy, shall be a quorum.

21.2	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

21.3	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

21.4	If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

21.5	The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if they shall not be present within fifteen minutes after the time appointed for the meeting to commence, or are unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

21.6	If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

21.7	The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

21.8	When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

21.9	If a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

21.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

21.11	A resolution put to the vote of the meeting shall be decided on a poll.

21.12	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

21.13	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

21.14	In the case of an equality of votes the chairman shall be entitled to a second or casting vote except for matters covered under sub clause 21.15.

21.15	Venu Raman Kumar, if presiding over a meeting of the board of Directors of the Company, will abstain from voting on the appointment of either of the two directors of AARK, who will be selected only from the pool of Independent Directors of the Company.

22	Votes of Members

22.1	Subject to any rights or restrictions attached to any Shares, every Member present in any such manner shall have one vote for every Share of which they are the holder, provided that:

(a)	subject to Article 22.1(b), the Class V Share shall have such number of votes representing, at all times while such Class V Share remains outstanding, 26.0% of all votes attached to the total issued and outstanding Class A Shares and the Class V Share, voting together as a class; and

(b)	notwithstanding the foregoing, in the event of the occurrence of certain extraordinary events, as set forth in Article 22.2, the Class V Share shall have such number of votes representing 51.0% of all votes attached to the total issued and outstanding Class A Shares and the Class V Share, voting together as a class.

22.2	For the purposes of Article 22.1(b) any and all of the following shall constitute an extraordinary event:

(a)	during a period where there continues to exist a threatened or actual Hostile Change of Control. A Hostile Change of Control shall be deemed to be “threatened”, without limitation, when a person or group acquires, directly or indirectly, in a single transaction or series of related transactions, more than 5% of the votes attached to all Shares, other than the Class V Share, announces publicly an interest in taking over, partly or wholly, the management control of the Company or seeks a seat on the Board of Directors of the Company when such candidacy is not endorsed by existing members of the Board of Directors; and/or

(b)	the appointment or removal of a Director.

22.3	In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

22.4	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

22.5	No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

22.6	No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive, except for the matters covered under sub clause 21.15.

22.7	Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

22.8	A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing them, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

23	Proxies

23.1	The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

23.2	The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

23.3	The chairman may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

23.4	The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

23.5	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

24	Corporate Members

24.1	Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

24.2	If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

25	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

26	Directors

26.1	There shall be a board of Directors consisting of seven persons provided, however that (A) the Company may by ~~Special~~Ordinary Resolution increase or reduce the limits in the number of Directors and (B) four of the Directors shall be Independent Directors.

27	Powers of Directors

27.1	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

27.2	All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

27.3	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

27.4	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

28	Appointment and Removal of Directors

28.1	Subject to and as otherwise set out in the Articles, including Article 22.2 and 28.2, the Company may by Ordinary Resolution appoint any person to be a Director or remove any director.

28.2

The ~~b~~Board of Directors shall ~~consist of~~initially be divided into three classes, with each ~~holding~~class serving a staggered term of three~~-year terms, with~~years. ~~t~~The term of the first class of Directors shall expir~~ing~~e at the first annual meeting of the Members following the Effective Date, the term of the second class of Directors shall expir~~ing~~e at the second annual meeting of Members following the Effective Date, and the term of the third class of Directors shall expir~~ing~~e at the third annual meeting of Members following the Effective Date, and the class into which a Director is to be appointed shall be set out in the resolutions appointing such Director.

Upon the expiration of the initial term of each class, all Directors thereafter shall be elected to serve one-year terms, expiring at the next annual meeting of Members.

28.3	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that they resign the office of Director; or

(b)	the Director absents themself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)	the Director is found to be or becomes of unsound mind.

30	Proceedings of Directors

30.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

30.2	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote, except for matters covered under sub clause 21.15.

30.3	A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

30.4	A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

30.5	A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

30.6	The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

30.7	The Directors may elect a chairman of their board and determine the period for which they are to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

30.8	All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31	Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

32	Directors’ Interests

32.1	A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

32.2	A Director may act by themself or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director.

32.3	A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

32.4	No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

32.5	A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

33	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

34	Delegation of Directors’ Powers

34.1	The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.2	The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

34.3	The Directors may adopt formal written charters for committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and its charter and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

34.4	The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

34.5	The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

34.6	The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate their office at any time if they give notice in writing to the Company that they resign their office.

35	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

36	Remuneration of Directors

36.1	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

36.2	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond their ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

37	Seal

37.1	The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

37.2	The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

37.3	A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

38	Dividends, Distributions and Reserve

38.1	Subject to the Statute and the Articles ~~(including Article 17)~~ and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

38.2	Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

38.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by them to the Company on account of calls or otherwise.

38.4	The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

38.5	Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

38.6	The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

38.7	Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

38.8	No Dividend or other distribution shall bear interest against the Company.

38.9	Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

39	Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

40	Books of Account

40.1	The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

40.2	The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

40.3	The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

41	Audit

41.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

41.2	Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

41.3	If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

41.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

41.5	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by their becoming incapable of acting by reason of illness or other disability at a time when their services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

41.6	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

41.7	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42	Notices

42.1	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post or e-mail to them or to their address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

42.2	Where a notice is sent by:

(a)	courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)	post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands or the United States) following the day on which the notice was posted;

(c)	e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(d)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

42.3	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

42.4	Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of their being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

43	Winding Up

43.1	If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the Articles and the rights attaching to any Shares, in a winding up:

(a)	if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)	if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

43.2	If the Company shall be wound up the liquidator may, subject to the Articles and rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

44	Indemnity and Insurance

44.1	Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

44.2	The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

44.3	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

45	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st March in each year and, following the year of incorporation, shall begin on 1st April in each year.

46	Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

47	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

48	Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. AERIES TECHNOLOGY, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 AERIES TECHNOLOGY, INC. 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on March 27, 2025 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2025 Annual Meeting of Shareholders of Aeries Technology, Inc. (the “Company”) will be held at the offices of Norton Rose Fulbright, located at 1301 6th Ave, New York, NY 10019, United States on Thursday, March 27, 2025, at 9:00 AM (local time). Proposals to be considered at the Annual General Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors three persons nominated by the Board of Directors; (2) To consider and act upon a proposal to approve Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan; (3) To consider and act upon a proposal to ratify the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for the 2025, 2024 and 2023 fiscal years; (4) To consider and act upon a proposal to amend and restate the Company’s memorandum and articles of association; and (5) To address such other matters as may properly come before the 2025 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3, and 4. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/aeriestechnology/2025 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.. The Proxy Materials are available for review at: https://www.cstproxy.com/aeriestechnology/2025 CONTROL NUMBER

2025 Aeries Technology, Inc. 60 Paya Lebar Road, #08-13, Paya Lebar Square, Singapore Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On March 27, 2025 The following Proxy Materials are available to you to review at https://www.cstproxy.com/aeriestechnology/2025 - the Company’s Annual Report for the year ended March 31, 2024 - the Company’s Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before March 17, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/ aeriestechnology/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2025 AERIES TECHNOLOGY, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 26, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/ aeriestechnology/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED X Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. your votes like this Resolution No. 1 — To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta and Nina B. Shapiro be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in Resolution No. 4 — To resolve, by special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association in effect be FOR AGAINST ABSTAIN effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal: further amended and restated by the deletion in their entirety, and the substitution in their place with the Second Amended and Restated Memorandum and Articles 1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and FOR AGAINST ABSTAIN of Association, a copy of which is attached as Appendix B to the accompanying proxy statement, be approved. articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; PLEASE NOTE: SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT 1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and FOR AGAINST ABSTAIN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW. articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal; 1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and FOR AGAINST ABSTAIN PLEASE COMPLETE THE FOLLOWING: articles of association then in effect and until her successor is duly appointed and qualified, or until her earlier death, resignation or removal. I plan to attend the Annual Meeting (Check one): Yes No Resolution No. 2 — To resolve, by ordinary resolution, that Sections 2 and 3 of the Amendment No. 1 to the 2023 Equity Incentive Plan, a copy of which is attached FOR AGAINST ABSTAIN Number of attendees: as Appendix A to the accompanying proxy statement, be approved. Resolution No. 3 — To resolve, by special resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public FOR AGAINST ABSTAIN accounting firm for its fiscal years ended March 31, 2025, 2024 and 2023 be confirmed, adopted, approved and ratified in all respects. CONTROL NUMBER Signature Signature, if held jointly Date , 2025 Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

2025 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 27, 2025: The Proxy Statement is available at https://www.cstproxy.com/aeriestechnology/2025 and https://ir.aeriestechnology.com. PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED AERIES TECHNOLOGY, INC. PROXY FOR THE 2025 ANNUAL GENERAL MEETING THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Daniel S. Webb, Venu Raman Kumar, or any of them as proxy of the undersigned to attend the 2025 Annual General Meeting (the “Annual Meeting”) of Aeries Technology, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement on March 27, 2025 at 9:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated February 14, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows: THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (Continued and to be marked, dated and signed, on the other side)